UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of Registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2022

Date of reporting period: May 31, 2022

Item 1. Report to Stockholders.

(a)

TortoiseEcofin
2022 Semi-Annual Report

This combined financial report provides you with a comprehensive review of our funds that span the entire energy value chain.

Table of Contents

Letter to Shareholders	2

Tortoise MLP & Pipeline Fund	5

Tortoise MLP & Energy Income Fund	8

Ecofin Global Energy Transition Fund	11

Ecofin Global Renewables Infrastructure Fund	14

Ecofin Sustainable Water Fund	17

Expense Examples	21

Financial Statements	24

Notes to Financial Statements	52

Investment Advisory Agreement	61

Discussion of Liquidity Risk Management Program	66

Additional Information	67

TortoiseEcofin

2022 Semi-Annual Report | May 31, 2022

Open-end fund comparison
		Total assets
Name/Ticker	Primary focus	($ Millions)(1)	Portfolio mix by asset type(1)	Portfolio mix by ownership(1)
Tortoise MLP & Pipeline Fund Institutional Class (TORIX) A Class (TORTX) Inception: 5/2011 C Class (TORCX) Inception: 9/2012	North American pipeline companies	$2,586.2
Tortoise MLP & Energy Income Fund Institutional Class (INFIX) A Class (INFRX) Inception: 5/2011 C Class (INFFX) Inception: 4/2012	Energy infrastructure equity and debt	$540.1
Ecofin Global Energy Transition Fund Institutional Class (EETIX) A Class (EETAX) Inception: 10/2021	Global Securities benefiting from long-term growth associated with energy transition	$42.4
Ecofin Global Renewables Infrastructure Fund Institutional Class (ECOIX) A Class (ECOAX) Inception: 8/2020	Global Securities benefiting from long-term growth associated with energy transition	$349.9
Ecofin Sustainable Water Fund Institutional Class (AQUIX) A Class (AQUAX) Inception: 2/2022	Global Securities benefiting from the pursuit to solve the water supply/demand imbalance	$2.0

(1)	As of 5/31/2022

(unaudited)

TortoiseEcofin	1

Tortoise
2022 Semi-Annual Report

Dear shareholder,

The first half of the 2022 fiscal year has proven to be a volatile environment with numerous headwinds for the broad market, including the renewable energy sector. Headwinds included recessionary concerns, rising inflation, as well as the anticipation of higher interest rates. The broad energy sector was an outlier with continued positive performance during the six-month period, although the sector pulled back significantly in June, following the fiscal period. Our water investments experienced a difficult market, but fundamentals and earnings estimates remain healthy and due to the underlying secular growth drivers for the sector.

Energy and power infrastructure

The broad energy sector, as represented by the S&P Energy Select Sector® Index returned 63.5% for the fiscal semi-annual period. After a strong start to the year, energy sold off along with the broader market on concerns about a looming recession. Concerns around energy security persisted, exacerbated by the impacts of |the war in Ukraine and tightening global energy supply as demand rebounds post-COVID. Global underinvestment resulting from environmental, social and governance (ESG) commitments and energy transition is likely to keep global stock balances extremely tight for the foreseeable future, a dynamic that presents higher, but perhaps more volatile prices.

Despite higher commodity prices, global supply has not responded. OPEC+ production has continually undershot pledged production due to prolonged oil and gas underinvestment and rapidly shut-in production in 2020. The lack of supply coming to market is complicating assessments over the actual amount of OPEC spare capacity. Spare capacity is critical as it guards against prices rapidly rising should a market exogenous event occur. In addition to OPEC’s troubles, sanctions around exports of Russian energy started to take effect during the quarter. Russian volumes are projected to decline and/or face longer transit times to their end market. Given these disruptions, the focus has remained on the supply side of the equation. On the demand side, the scarcity of commodities comes at a time when the world is entering summer, or peak demand season. Global inventories continued to be drawn upon and are well below their 5-year averages.

Global supply scarcity has created a renewed opportunity for short-cycle North American energy. U.S. oil production crossed 12 million (mm) barrels per day (b/d), a level not seen since April 2020. For 2022, the Energy Information Agency (EIA) forecasts that production will increase 1 mm b/d to 12.6 mm b/d, up from 11.6 mm b/d at the end of 2021. By the end of 2023, the EIA forecasts U.S. production growing to 13.4 mm b/d. The Permian, America’s biggest oil field, is expected to be the primary driver of production growth. During the second quarter, production within the basin surged to all-time highs of 5.2 mm b/d. Private operators continue to increase activity while major integrated energy companies have announced intentions to increase their production by 10-25%.

Transitioning to natural gas, the Russia-Ukraine conflict presents a large opportunity for U.S. liquefied natural gas (LNG). Entering 2022, Russian natural gas exports to Europe accounted for 13-15 billion cubic feet per day (Bcf/d) or 35-40% of the EU’s gas supply. With energy security a higher priority and low natural gas inventories, Europe has turned to importing U.S. LNG. During the first four months of 2022, the European Union (EU) accounted for 74% of total U.S. LNG exports per the EIA. The U.S. LNG market, while young, has grown from zero market share to the top export market in just over seven years. Throughout 2022, LNG exporters have contracted almost 5 Bcf/d of new contracts, signing 15-25-year contracts with European and Asian counterparties.

The midstream energy sector, represented by the Tortoise North American Pipeline IndexSM, returned 30.6% for the period. Investor sentiment rebounded with positive retail flows coupled with companies buying back stock in the open market. Beyond the constructive technical setup, we believe midstream serves as a hedge to many current risks investors face. Rising rates, inflation, higher commodity prices, and energy security all are key macro factors which could drive the global economy into recession.

It is important to note that a recession does not necessarily equate to a dip in energy demand. While there were several recessions in the last 40 years, energy demand increased in 38 out of the last 40 years (excluding 2008 and 2020). If any sector were to hold up in a near-term recession, we believe it would be energy. The world remains undersupplied in energy, we believe sector balance sheets are in much better shape than in past recessions including 2001, 2008, and 2020 and in our opinion, energy is the one part of the market where earnings have grown at an accelerated rate.

With inflation surging to 40-year highs, midstream can provide inflation protection. Pipelines typically have long-term contracts with inflation protection from regulated tariff escalators. Additionally, tariffs on regulated liquid pipelines often include an inflation escalator aligned with the Producer Price Index (PPI). Federal Energy Regulatory Commission (FERC) indexing could be a material driver of cash flows with rates potentially increasing over 13% next summer on top of an 8.7% increase already going into effect July 1, 2022.

Interest rates rose significantly in the first half of 2022 as the Federal Reserve took a more hawkish approach and started raising the Fed Funds rate. Midstream energy has displayed strong historical returns in rising rate environments. In the 15 time periods of rising rates since 2001, midstream energy, represented by the Tortoise North American Pipeline IndexSM, returned an average return of 8.5%, compared to a S&P 500 average return of 7.4%, and bond return of -1.9% represented by the Bloomberg Barclays U.S. Aggregate Bond Index.

Higher commodity prices are positive as midstream companies should expect more volumes flowing through pipeline systems. We expect the balanced return of capital story to continue for investors via debt reduction, share buybacks and increased distributions. The other use of capital has been mergers and acquisitions (M&A). In the first half of 2022, there were several accretive bolt-on acquisitions of private assets completed by larger energy infrastructure companies. These assets expand the footprint of company existing assets and help operators keep volumes on systems across their value chains.

With energy supply short and energy security concerns emerging globally, investors are reminded how critical energy infrastructure

(unaudited)
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2022 Semi-Annual Report | May 31, 2022

is to daily life. Even before the Ukraine conflict, U.S. LNG cargoes were rapidly replenishing Europe’s low gas storage levels via LNG tankers. LPGs (liquid petroleum gases) were being exported to India and China, where demand is driven by global population growth and improvements in living standards. Whether it’s LNG, LPG, or crude oil, U.S. energy infrastructure companies have been signing long-term contracts and exporting energy all around the world.

On the regulatory front, it was a mixed quarter of news flow. Demand for low-cost U.S. natural gas created a need for additional natural gas pipelines and LNG export terminals. In the northeast Marcellus Basin, pipeline infrastructure is constrained. Despite this need, the one major pipeline which continues to be under construction is the Mountain Valley Pipeline (MVP). During the first half of 2022, the U.S. Court of Appeals for the Fourth Circuit overturned federal approval of a forest-crossing permit. Seeing the setback with MVP, companies are doing what they can to avoid the red-tape that comes with building new pipelines. For example, one company announced that its pipeline expansion will increase the mainline capacity from 2 billion cubic feet per day (Bcf/d) to 2.5 Bcf/d through the planned installation of three new compressor stations. Adding compression stations, for example, can help avoid the exhaustive permitting process affiliated with building new pipelines.

Sustainable infrastructure

The beginning of the year has proven to be a volatile environment with numerous headwinds for the renewable sector. Europe’s accelerated pace in reducing fossil fuel generation, led by Germany’s decision to phase out nuclear and coal power plants, left the market highly dependent on Russian gas. In addition, French nuclear plants have faced unscheduled stops due to cracks and hydroelectric plants have been forced to operate at reduced levels due to poor hydro resources. The European power market was therefore tight. The Russian invasion of Ukraine then added geopolitical uncertainties to gas supply. Putting all these issues together, power prices across Europe have risen multiple times in the past 12 months. Supply constraints in global LNG and coal have had a spilling effect on power prices across the world as well.

Companies participating in the energy transition tend to benefit at the margin from higher power prices in the short-term. More importantly, higher fossil-fuel power prices highlight the imbedded value in operating renewables assets as well as in the renewables development pipeline providing affordable and stable power prices. On balance, we expect the events surrounding the invasion of Ukraine to result in a material acceleration of the energy transition.

High inflation and higher interest rates expectations, first in the U.S. and then in Europe, unnerved investors. As such, the companies in our investment universe couldn’t escape these fears even if their secular growth remains intact. However, unlike the broader market, earnings expectations for the majority of our portfolio companies have been revised up as a consequence of rising power prices and better renewables resources. In short, if anything, the fundamentals for the portfolio improved but concerns at the macro level and potential political intervention in some energy markets have been powerful headwinds.

In the midst of turbulence relating to supply chains, inflation, interest rates and geopolitics, the investment team remains focused on identifying long-term beneficiaries of the secular trends within the four master themes of the investment universe. In the medium term, inflation means higher electricity prices which is a material positive tailwind for the renewables sector. We would expect increased demand for renewable power purchase agreements (PPAs) at higher prices and longer tenors than we have seen in the past years.

We also expect an acceleration in renewables development activity as countries and companies want to ensure their security of supply at a predictable price. The macro environment remains a source of potential stress as inflation, interest rates, supply chain disruption and geopolitical tensions create a much tougher asset development environment for the companies we invest in. It is a supply issue and not a demand issue: as much as demand for renewables is strong and developers have pricing power, the industry is experiencing delays coming from bottlenecks (slow permitting process, equipment availability, shipping disruption). In the near-term, the elevated merchant power prices, higher contract prices and better generation volumes should more than offset all these issues and we expect 2022 to be a record year for most companies. At a time when the broader economy is affected by growth concerns and margin pressure, the secular growth in renewables and visibility on cash flows they provide become more sought-after attributes.

Sustainable water

The first half of fiscal year 2022 was a rough period for risk-assets, as investor concerns regarding inflation, tighter global monetary policies, higher interest rates and heightened geopolitical tensions weighed on global equity markets. During the period, elevated inflation data combined with hawkish pivots from key global central banks drove investor sentiment and valuations lower, especially in high growth sectors. Following the weak start to the year for global equities, Russia’s invasion of Ukraine in February furthered “risk-off” sentiment as geopolitical tensions escalated and energy / commodity prices surged. Market sentiment continued to deteriorate in March with renewed COVID-driven lockdowns in China and the negative implications for supply chains and economic growth. The deteriorating economic growth outlook resulting from these factors combined with elevated market risks drove the water sector lower during the period. Specifically, many structural growth equities were de-rated and surging inflation led to concerns around margin compression causing a handful of names in the portfolio to be under considerable pressure. As frustrating as the start to 2022 was from a returns standpoint, fundamentals for water companies remain healthy for the most part and earnings estimates are largely in-line with previous expectations due to the underlying secular growth drivers for the sector.

From a water value chain standpoint, all sub-sectors were negative for the period. In-line with our expectations, utilities held in relatively well in the volatile equity market backdrop. After digesting significant interest rate moves early in the year causing underperformance, the utility sector stabilized as market risks increased throughout the period. In our view, utilities benefitted from a “flight to safety” in the latter half of the period as investors began to price in a lower

(unaudited)

TortoiseEcofin	3

economic growth outlook and a flattening yield curve. From a fundamental standpoint, utilities continue to exhibit strong growth profiles underpinned by regulated capital expenditure programs that we believe will remain robust over the long run supporting the equities. In the near term, we expect utilities to perform relatively well as their attractive and defensive growth profiles provide support in the current market environment.

The engineering & construction (E&C) sub-sector was also a relative outperformer during the period, although was still negative from an absolute perspective. Robust backlogs and the prospect of increased spending later in the year supported the equities on a relative basis. Additionally, E&Cs are largely shielded from growing wage inflation due to contractual protections with customers, which supports margin outlooks in the back half of 2022. We continue to expect E&Cs with exposure to the U.S. to benefit from the Infrastructure Investment and Jobs Act (IIJA) later this year and into 2023. Continued focus on water quality and specifically PFAS contamination also supported the sub-sector as the EPA gets closer to formally regulating the harmful chemicals. Several water companies have proprietary technologies to treat PFAS, which is expected to be a rapidly growing opportunity over the coming years.

The agriculture equipment and services sub-sector had negative performance for the period despite constructive fundamentals, including increased demand for irrigation equipment. Robust irrigation demand is supported by strong fundamentals, including crop prices, which remain elevated. Corn and soybean prices increased approximately 30% and 25%, respectively, in the period. The conflict in Ukraine raised additional concerns regarding available supply of agricultural commodities boosting prices during the period. We continue to expect demand for irrigation to remain strong throughout 2022 due to elevated commodity prices, strong projected farm income and increasing international activity as food security trends become a focus given the Ukraine disruptions and its importance to global wheat production.

From an equity market perspective, the move higher in real interest rates and increased risks resulted in a rotation out of secular growth companies in the quarter. The significant de-rating in filtration, treatment and test companies, despite generally constructive earnings outlooks, caused large drawdowns in a handful of companies. Furthermore, in the latter half of the quarter, as commodity prices surged and uncertainty around the economic growth outlook increased, concerns regarding top line growth and margins weighed on the equities. Over the medium-to-long term, we continue to expect above market growth for many companies in the two sub-sectors as secular tailwinds remain strong. However, in the near-term, the equities will have to get through this period of uncertainty to be rewarded for that growth outlook.

In summary, global water equities took a breather during the first half of fiscal year 2022, as a multitude of risk factors (inflation, monetary policy, interest rates and geopolitical tensions) weighed on risk-assets throughout the period. The drawdown in the sector was purely a de-rating from a multiple perspective, as the weighted average earnings outlook for the portfolio remains essentially unchanged from the end of 2021. Our current expectation is for the portfolio’s earnings to grow low-double digits in 2022.

Concluding thoughts

A renewed focus on energy security and independence should be a tailwind for the broad energy sector, particularly energy infrastructure as investors are reminded of its critical place in their daily lives and this should also benefit much of the energy transition universe. We expect improvement in renewables as 2021 was affected by poor wind speed hydro resources across the globe and many companies’ generation volumes were below normal. These renewables resources tend to normalize to long-term averages over time and we are seeing stronger volumes of electricity generation in the first few months of the year that we expect to continue. We remain confident the secular tailwinds in the water sector will continue to provide momentum for strong risk-adjusted equity performance over the medium-to-long term. Many of those tailwinds, including increased infrastructure spending, technology adoption and corporate sustainability initiatives, are in the very early innings of playing out, which furthers our confidence in the sector.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships.

The Tortoise indices are the exclusive property of TIS Advisors which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Tortoise MLP Index® and Tortoise North American Pipeline IndexSM (the “Indices”). The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices LLC”). S&P Dow Jones Indices will not be liable for any errors or omission in calculating the Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by TIS Advisors and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

Free cash flow is the cash a company produces through its operations, less the cost of total capital expenditures (growth and maintenance).

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

(unaudited)

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2022 Semi-Annual Report | May 31, 2022

Tortoise
MLP & Pipeline Fund

Basic fund facts

Investment objective: Total return

Structure: Regulated investment company

	Institutional		A Class		C Class
Ticker	TORIX		TORTX		TORCX
Gross expense ratio(5)	0.94%		1.19%		1.94%
Redemption fee	None		None		None
Maximum front-end sales load	None	(1)	5.50%	(2)	None	(1)
Maximum deferred sales load	None		None	(3)	1.00%	(4)

(1)	While the Institutional and C Classes have no front-end load, advisory and other expenses still apply.
(2)	You may qualify for sales charge discounts if you invest at least $50,000.
(3)	No front-end sales charge is payable on A Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.
(4)	The C Class CDSC applies to redemptions made within 12 months of purchase.
(5)	The expense ratios reflect those in the most recent prospectus and may not agree to the financial highlights.

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	Strategic assets that fuel the economy
●	Diversified asset base
●	Limited direct commodity price exposure
●	History of predictable, recurring cash flows
●	Total-return potential through growth and current income
●	Experienced management teams

Top ten holdings (as of May 31, 2022)

1.	Cheniere Energy, Inc.	9.6%
2.	Targa Resources Corp.	9.3%
3.	The Williams Companies, Inc.	8.1%
4.	Enbridge Inc.	8.0%
5.	ONEOK, Inc.	7.9%
6.	Kinder Morgan, Inc.	7.6%
7.	Pembina Pipeline Corporation	5.0%
8.	MPLX LP	5.0%
9.	Energy Transfer LP	5.0%
10.	Plains GP Holdings, L.P.	4.9%

Key asset performance drivers

●	The fund’s large allocation to natural gas pipeline companies added the most to performance during the period
●	The fund’s allocation to crude oil pipeline companies also added to performance during the period
●	The fund’s allocation to the “other category”, specifically exposure to an energy storage company was the worst performing sector

Top five contributors
Targa Resources Corp.
Cheniere Energy Inc.
Williams Companies, Inc.
Kinder Morgan Inc.
Energy Transfer LP

Bottom five contributors
Equitrans Midstream Corporation
NextEra Energy Partners
ESS Tech Inc.
Clearway Energy, Inc.
Phillips 66

(unaudited)

TortoiseEcofin	5

Tortoise
MLP & Pipeline Fund (continued)

Value of $1,000,000 vs. S&P 500® Index
May 31, 2012 through May 31, 2022

This chart illustrates the performance of a hypothetical $1,000,000 investment made on May 31, 2012 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance since inception on May 31, 2012 through May 31, 2022. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

6	TortoiseEcofin

2022 Semi-Annual Report | May 31, 2022

Total returns (as of May 31, 2022)

							Since	Gross
Ticker	Class	6 Months	1 year	3 years	5 years	10 years(1)	Inception(2)	expense ratio
TORIX	Institutional	27.50%	32.29%	8.22%	5.23%	5.69%	6.83%	0.92%
TORTX	A Class (excluding load)(3)	27.46%	31.94%	7.95%	4.92%	5.41%	6.53%	1.17%
TORTX	A Class (maximum load)(3)	20.49%	24.70%	5.93%	3.75%	4.82%	5.99%	1.17%
TORCX	C Class (excluding CDSC)	26.94%	30.97%	7.15%	4.19%	4.65%	5.76%	1.92%
TORCX	C Class (including CDSC)	25.94%	29.97%	7.15%	4.19%	4.65%	5.76%	1.92%
S&P 500® Index(4)		-8.85%	-0.30%	16.44%	13.38%	14.40%	12.96%	—
TNAPT(5)		30.61%	30.64%	12.12%	9.15%	8.72%	8.93%	—

(1)	The C Class Shares commenced operations on September 19, 2012. Performance shown for the C Class prior to the inception of the C Class is based on the performance of the Institutional Class Shares, adjusted for the higher expenses applicable to the C Class Shares.
(2)	Reflects period from May 31, 2011 through May 31, 2022. The Institutional and A Class Shares commenced operations on May 31, 2011 and C Class Shares commenced operations on September 19, 2012. Performance shown for the C Class prior to inception of the C Class Shares is based on the performance of the Institutional Class Shares, adjusted for the higher expenses applicable to C Class Shares.
(3)	Prior to March 30, 2019, A Class Shares were known as Investor Class Shares.
(4)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(5)	The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada. You cannot invest directly in an index.

Note: For periods over 1 year, performance reflected is for the average annual returns. Performance data shown for the A Class (maximum load) reflects a sales charge of 5.50%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. Performance data shown for the C Class (including CDSC) reflects a contingent deferred sales charge (“CDSC”) of 1% for the first 12 months of investment. Performance data shown “excluding CDSC” does not reflect the deduction of the CDSC. If reflected, the load and CDSC would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

TortoiseEcofin	7

2022 Semi-Annual Report | May 31, 2022

Tortoise
MLP & Energy Income Fund

Basic fund facts

Investment objective: Current income and long-term capital appreciation

Structure: Regulated investment company

	Institutional		A Class		C Class
Ticker	INFIX		INFRX		INFFX
Gross expense ratio(5)	1.16%		1.41%		2.16%
Redemption fee	None		None		None
Maximum front-end	None	(1)	5.50%	(2)	None	(1)
sales load
Maximum deferred	None		None		1.00%	(4)
sales load

(1)	While the Institutional and C Classes have no front-end load, advisory and other expenses still apply.
(2)	You may qualify for sales charge discounts if you invest at least $50,000.
(3)	No front-end sales charge is payable on A Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.
(4)	The C Class CDSC applies to redemptions made within 12 months of purchase.
(5)	The expense ratios reflect those in the most recent prospectus and may not agree to the financial highlights.

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	Securities from across the capital structure and energy value chain
●	Strategic assets that fuel the economy
●	Diversified asset base
●	Limited direct commodity price exposure
●	History of predictable, recurring cash flows
●	Current income through distributions
●	A flexible asset allocation dependent on current market opportunities
●	Experienced management team

Top ten holdings (as of May 31, 2022)

1.	Cheniere Energy, Inc.	5.8%
2.	The Williams Companies, Inc	5.0%
3.	DCP Midstream, LP	4.9%
4.	Energy Transfer LP	4.5%
5.	EQT Corporation	4.3%
6.	ONEOK, Inc.	4.0%
7.	ConocoPhillips	3.7%
8.	Pioneer Natural Resources Company	3.5%
9.	Plains GP Holdings, L.P.	3.4%
10.	MPLX	3.3%

Key asset performance drivers

●	Exposure to fixed income detracted from performance with strong equities performance
●	The fund’s large allocation to natural gas pipeline companies added the most to performance
●	The fund’s allocation to diversified infrastructure companies detracted the most from performance

Top five contributors
EQT Corp.
ConocoPhillips
Williams Companies. Inc.
Cheniere Energy Inc.
DCP Midstream LP

Bottom five contributors
NextEra Energy Partners LP
NGPL Pipeco LLC, 7.768% Due 12/15/2037
Equitrans Midstream Corporation
Atlantica Sustainable Infrastructure plc
Clearway Energy, Inc.

(unaudited)

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2022 Semi-Annual Report | May 31, 2022

Value of $1,000,000 vs. the Alerian MLP Index
May 31, 2012 through May 31, 2022

This chart illustrates the performance of a hypothetical $1,000,000 investment made on May 31, 2012 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance from May 31, 2012 through May 31, 2022. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a pricereturn basis (AMZ) and on a total-return basis (AMZX).

(unaudited)

TortoiseEcofin	9

Tortoise
MLP & Energy Income Fund (continued)

Total returns (as of May 31, 2022)

							Since	Gross
Ticker	Class	6 Months	1 year	3 years	5 years	10 years(1)	Inception (2)	expense ratio
INFIX	Institutional	24.42%	27.97%	10.45%	5.49%	4.64%	5.21%	1.13%
INFRX	A Class (excluding load)	24.19%	27.54%	10.15%	5.23%	4.39%	4.96%	1.38%
INFRX	A Class (maximum load)	17.43%	20.47%	8.12%	4.03%	3.80%	4.44%	1.38%
INFFX	C Class (excluding CDSC)	23.83%	26.72%	9.35%	4.46%	3.59%	4.24%	2.13%
INFFX	C Class (including CDSC)	22.83%	25.72%	9.35%	4.46%	3.59%	4.24%	2.13%
Alerian MLP Index(3)		32.43%	27.52%	6.13%	2.62%	2.60%	3.27%	—

(1)	The C Class Shares commenced operations on April 2, 2012. Performance shown for the C Class prior to the inception of the C Class is based on the performance of the Institutional Class Shares, adjusted for the higher expenses applicable to the C Class Shares.
(2)	Reflects period from fund inception on December 27, 2010 through May 31, 2022. The Institutional Class commenced operations on December 27, 2010, the A Class Shares commenced operation on May 18, 2011 and the C Class Shares commenced operations on April 2, 2012. Performance shown for the A Class and C Class prior to the inception of the A Class Shares and C Class Shares is based on the performance of the Institutional Class Shares, adjusted for the higher expenses applicable to the A Class Shares and the C Class Shares, respectively.
(3)	The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a pricereturn basis (AMZ) and on a total-return basis (AMZX).

Note: For periods over 1 year, performance reflected is for the average annual returns. Performance data shown for the A Class (maximum load) reflects a sales charge of 5.50%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. Performance data shown for the C Class (including CDSC) reflects a contingent deferred sales charge (“CDSC”) of 1% for the first 12 months of investment. Performance data shown “excluding CDSC” does not reflect the deduction of the CDSC. If reflected, the load and CDSC would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

10	TortoiseEcofin

2022 Semi-Annual Report | May 31, 2022

Ecofin
Global Energy Transition Fund

Basic fund facts

Investment objective: Current income and long-term capital appreciation Structure: Regulated investment company

	Institutional		A Class
Ticker	EETIX		EETAX
Net expense ratio(1)	0.90%		1.15%
Redemption fee	None		None
Maximum front-end sales load	None	(2)	5.50%	(3)
Maximum deferred sales load	None		None	(4)

(1)	Tortoise has contractually agreed to limit total operating expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage/borrowing interest, interest expense, taxes and extraordinary expenses) through 3/31/2023. Reimbursed expenses may be recouped for a period of thirty-six months if such recoupment can be achieved without exceeding these expense limits.
(2)	While the Institutional Class has no front-end load, advisory and other expenses still apply.
(3)	You may qualify for sales charge discounts if you invest at least $50,000.
(4)	No front-end sales charge is payable on A Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	Exposure to structural growth opportunities related to the energy transition associated with decarbonization
●	Changes the way energy is produced and consumed globally
●	Focused on more efficient use of resources and emissions reduction
●	Emphasize the following major investment themes: electrification, clean transportation, industrial and building efficiency and environment

Top ten holdings (as of May 31, 2022)

1.	TE Connectivity Ltd	6.2%
2.	ROHM Co., Ltd	6.2%
3.	China Longyuan Power Group Corp Ltd	6.0%
4.	Constellation Energy Corporation	5.3%
5.	NextEra Energy, Inc.	5.0%
6.	Infineon Technologies AG	5.0%
7.	Volkwagen AG	4.6%
8.	Enel SpA	4.1%
9.	Nidec Corp	4.0%
10.	Sunrun, Inc.	3.9%

Key asset performance drivers

●	The “other category” was the worst performing sector for the period
●	The fund’s allocation to solar companies also detracted from performance
●	Exposure to power companies provided positive performance

Top five contributors
Constellation Energy
Drax
Exelon Corp.
Acciona
China Longyuan Power
Bottom five contributors
Lyft Inc.
Nidec Corp.
Stem, Inc.
Keyence Corp.
Sunrun Inc.

(unaudited)

TortoiseEcofin	11

Ecofin
Global Energy Transition Fund (continued)

Value of $1,000,000 vs. MSCI ACWI Index
April 30, 2019 through May 31, 2022

The Fund commenced operations on October 15, 2021. This chart illustrates the performance of a hypothetical $1,000,000 investment made on April 30, 2019 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance on April 30, 2019 through May 31, 2022. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The MSCI ACWI Index is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developedand 25 emerging markets. You cannot invest directly in an index.

(unaudited)

12	TortoiseEcofin

2022 Semi-Annual Report | May 31, 2022

Total returns (as of May 31, 2022)

Ticker	Class	6 Months	1 year	3 years	Since Inception	Gross expense ratio
EETIX(1)(2)	Institutional	-19.41%	-17.47%	13.39%	11.85%	1.32%
EETAX(1)(3)	A Class (excluding load)	-19.55%	-17.78%	13.06%	11.53%	1.57%
EETAX(1)(3)	A Class (including load)	-23.97%	-22.29%	10.94%	9.50%	1.57%
MSCI ACWI Index (Net)(4)		-9.35%	-6.78%	11.71%	9.18%	—

(1)	Fund commenced operations on October 15, 2021.
(2)	The performance data quoted for the period prior to October 15, 2021 is that of the Long Only sub-fund of the Ecofin Vista Master Fund Limited (the “Predecessor Fund”) and has been adjusted to reflect the Fund’s share class’ fees and expenses. The Predecessor Fund commenced operations on April 30, 2019, and was not a registered mutual fund subject to the same investment and tax restrictions as the Fund. If it had, the Predecessor Fund’s performance might have been lower. The Predecessor Fund’s shares were exchanged for the Fund’s Institutional Class shares on October 15, 2021.
(3)	Performance of the A Class prior to the inception of the class is based on the performance of the Predecessor Fund, adjusted for the higher expenses applicable to the class compared to the Institutional Class.
(4)	The MSCI ACWI Index is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 25 emerging markets. You cannot invest directly in an index.

Note: For periods over 1 year, performance reflected is for the average annual returns. Performance data shown for the A Class (maximum load) reflects a sales charge of 5.50%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

TortoiseEcofin	13

Ecofin
Global Renewables Infrastructure Fund

Basic fund facts

Investment objective: Total Return

Structure: Regulated Investment Company

	Institutional	A Class
Ticker	ECOIX	ECOAX
Net Expense Ratio	0.96%	1.21%
Redemption fee	None	None
Maximum front-end sales load	None(1)	5.50%	(2)
Maximum deferred sales load	None	None	(3)

(1)	While the Institutional Class has no front-end load, advisory and other expenses still apply.
(2)	You may qualify for sales charge discounts if you invest at least $50,000.
(3)	No front-end sales charge is payable on A Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	Securities from across the capital structure and energy value chain
●	Strategic assets that fuel the economy
●	Diversified asset base
●	Limited direct commodity price exposure
●	History of predictable, recurring cash flows
●	Current income through distributions
●	A flexible asset allocation dependent on current market opportunities
●	Experienced management team

Top ten holdings (as of May 31, 2022)

1.	ERG SpA	6.3%
2.	NextEra Energy, Inc.	6.2%
3.	Corp. ACCIONA Energias Renovables SA	5.7%
4.	TransAlta Renewables Inc	5.5%
5.	Constellation Energy Corporation	5.4%
6.	China Longyuan Power Group Corp Ltd	5.3%
7.	Edison International	5.0%
8.	Atlantica Yield plc	4.8%
9.	NextEra Energy Partners LP	4.8%
10.	Clearway Energy, Inc.	4.6%

Key asset performance drivers

●	The fund’s allocation to solar companies detracted the most from performance
●	Exposure to diversified infrastructure companies also restrained performance
●	The fund’s allocation to the “other category” consisting of a UK Wind fund was the sector with the highest positive contribution to performance

Top five contributors
Constellation Energy
Drax
Acciona
Elia Group
Greencoat UK Wind PLC
Bottom five contributors
Sunrun Inc.
Renova Inc.
EDP
NextEra Energy Inc.
China Suntien Green Energy

(unaudited)

14	TortoiseEcofin

2022 Semi-Annual Report | May 31, 2022

Value of $1,000,000 vs. S&P Global Infrastructure® Index
November 2, 2015 through May 31, 2022

The Fund commenced operations on August 7, 2020. This chart illustrates the performance of a hypothetical $1,000,000 investment made on November 2, 2015 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance on November 2, 2015 through May 31, 2022. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P Global Infrastructure® Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. You cannot invest directly in an index.

(unaudited)

TortoiseEcofin	15

Ecofin
Global Renewables Infrastructure Fund (continued)

Total returns (as of May 31, 2022)

						Since	Gross
Ticker	Class	6 Months	1 year	3 years	5 years	inception	expense ratio
ECOIX(1)(2)	Institutional	-2.21%	4.57%	19.31%	14.70%	13.62%	0.90%
ECOAX(1)(3)	A Class (excluding load)	-2.28%	4.29%	19.05%	14.44%	13.35%	1.15%
ECOAX(1)(3)	A Class (including load)	-7.68%	-1.48%	16.83%	13.15%	12.38%	1.15%
S&P Global Infrastructure Index (Net)(4)		14.47%	11.58%	7.34%	5.60%	6.96%	—

(1)	Fund commenced operations on August 7, 2020.
(2)	The performance data quoted for the period prior to August 7, 2020 is that of the Tortoise Global Renewables Infrastructure Fund Limited (the “Predecessor Fund”) and has been adjusted to reflect the Fund’s share class’ fees and expenses. The Predecessor Fund commenced operations on November 2, 2015, and was not a registered mutual fund subject to the same investment and tax restrictions as the Fund. If it had, the Predecessor Fund’s performance might have been lower. The Predecessor Fund’s shares were exchanged for the Fund’s Institutional Class shares on August 7, 2020.
(3)	Performance of the A Class prior to the inception of the class is based on the performance of the Predecessor Fund, adjusted for the higher expenses applicable to the class compared to the Institutional Class.
(4)	The S&P Global Infrastructure® Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. You cannot invest directly in an index.

Note: For periods over 1 year, performance reflected is for the average annual returns. Performance data shown for the A Class (maximum load) reflects a sales charge of 5.50%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

16	TortoiseEcofin

2022 Semi-Annual Report | May 31, 2022

Ecofin
Sustainable Water Fund

Basic fund facts

Investment objective: Long-term total return

Structure: Regulated investment company

	Institutional		A Class
Ticker	AQUIX		AQUAX
Net expense ratio(1)	0.95%		1.20%
Redemption fee	None		None
Maximum front-end sales load	None	(2)	5.50	%(3)
Maximum deferred sales load	None		None	(4)

(1)	Tortoise has contractually agreed to limit total operating expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage/borrowing interest, interest expense, taxes and extraordinary expenses) through 2/2/2023. Reimbursed expenses may be recouped for a period of thirty-six months if such recoupment can be achieved without exceeding these expense limits.
(2)	While the Institutional Class has no front-end load, advisory and other expenses still apply.
(3)	You may qualify for sales charge discounts if you invest at least $50,000.
(4)	No front-end sales charge is payable on A Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	Global
●	Throughout the water cycle
●	Positioned to benefit from the pursuit to solve the water supply/ demand imbalance
●	Essential in connecting water supply with areas of demand, solving water scarcity and quality issues to improve health, human safety and environment
●	Provide technological advancement in the water sector

Top ten holdings (as of May 31, 2022)

1.	American Water Works Co., Inc.	6.2%
2.	Essential Utilities, Inc.	6.2%
3.	Danaher Corp.	6.0%
4.	Veolia Environnement SA	5.3%
5.	Aris Water Solution, Inc	5.0%
6.	Advanced Drainage Systems, Inc.	5.0%
7.	Pentair PLC	4.6%
8.	Aecom	4.1%
9.	Tetra Tech, Inc.	4.0%
10,	Xylem, Inc.	3.9%

Key asset performance drivers

●	The funds large allocation to water infrastructure companies detracted the most from performance
●	Water treatment companies also hurt performance
●	Water equipment/services companies added positive performance

Top five contributors
Aris Water Solution Inc.
Grupo Rotoplas SAB de CV
Aecom
Lindsay Corporation
Sustainable Acquisition I Corp.

Bottom five contributors
Veolia Environnement
Pentair Inc.
Georg Fischer Ag
Danaher Corporation
China Water Affairs Group Ltd.

(unaudited)

TortoiseEcofin	17

Ecofin
Sustainable Water Fund (continued)

Value of $1,000,000 vs. S&P Global Water Index February 3, 2022 through May 31, 2022

The Fund commenced operations on February 3, 2022. This chart illustrates the performance of a hypothetical $1,000,000 investment made on February 3, 2022 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance on February 3, 2022 through May 31, 2022. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P Global Water Index provides liquid and tradable exposure to 50 companies from around the world that are involved in two distinct water related businesses: Water Utilities & Infrastructure and Water Equipment & Materials.

(unaudited)

18	TortoiseEcofin

2022 Semi-Annual Report | May 31, 2022

Total returns (as of May 31, 2022)

Ticker	Class	Since Inception(1)	Gross expense ratio(3)
AQUIX	Institutional	-8.40%	1.74%
AQUAX	A Class (excluding load)	-8.50%	1.99%
AQUAX	A Class (including load)	-13.52%	1.99%
S&P Global Water Index(2)		-9.76%	—

(1)	Fund commenced operations on February 3, 2022.
(2)	The S&P Global Water Index provides liquid and tradable exposure to 50 companies from around the world that are involved in two distinct water related businesses: Water Utilities & Infrastructure and Water Equipment & Materials.
(3)	The gross expense ratio is in line with the Global Energy Transition Fund’s most recent effective prospectus and may not reflect current year activity.

Note: For periods over 1 year, performance reflected is for the average annual returns. Performance data shown for the A Class (maximum load) reflects a sales charge of 5.50%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

TortoiseEcofin	19

Mutual fund investing involves risk. Principal loss is possible. The funds are non-diversified, meaning they may concentrate their assets in fewer individual holdings than a diversified fund. Therefore, the funds are more exposed to individual stock volatility than diversified funds. Investing in specific sectors such as North American energy may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with energy investments, including upstream energy companies, midstream companies, downstream companies, energy company beneficiaries, master limited partnerships (MLPs), MLP affiliates, commodity price volatility, supply and demand, regulatory, environmental, operating, capital markets, terrorism, natural disaster and climate change risks. The tax benefits received by an investor investing in the funds differ from that of a direct investment in an MLP by an investor. The value of the funds’ investments in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the funds which could result in a reduction of the funds’ values. Investments in foreign companies involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The funds invest in large, small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The funds may also write call options which may limit the funds’ abilities to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline. Some funds may invest in other derivatives including options, futures and swap agreements, which can be highly volatile, illiquid and difficult to value, and changes in the value of a derivative held by the funds may not correlate with the underlying instrument or the fund’s other investments and can include additional risks such as liquidity risk, leverage risk and counterparty risk that are possibly greater than risks associated with investing directly in the underlying investments. Some funds may engage in short sales and in doing so are subject to the risk that they may not always be able to borrow a security, or close out a short position at a particular time or at an acceptable price.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the funds.

Fund holdings and allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the fund’s Schedule of Investments in this report.

(unaudited)

20	TortoiseEcofin

2022 Semi-Annual Report | May 31, 2022

Expense example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2021 – May 31, 2022)

Actual expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tortoise MLP & Pipeline Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(12/01/2021)	(05/31/2022)	(12/01/2021 – 05/31/2022)
Institutional Class Actual(2)	$1,000.00	$1,275.00	$5.22
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.34	$4.63
A Class Actual(2)	$1,000.00	$1,274.60	$6.63
A Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.10	$5.89
C Class Actual(2)	$1,000.00	$1,269.40	$10.86
C Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.36	$9.65

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.92%, 1.17%, and 1.92% for the Institutional Class, A Class and C Class, respectively, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended May 31, 2022 of 27.50%, 27.46% and 26.94% for the Institutional Class, A Class and C Class, respectively.

(unaudited)

TortoiseEcofin	21

Tortoise MLP & Energy Income Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(12/01/2021)	(05/31/2022)	(12/01/2021 – 05/31/2022)
Institutional Class Actual(2)	$1,000.00	$1,244.20	$6.32
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.30	$5.69
A Class Actual(2)	$1,000.00	$1,274.60	$7.83
A Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.05	$6.94
C Class Actual(2)	$1,000.00	$1,238.30	$11.89
C Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.31	$10.70

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.13%, 1.38%, and 2.13% for the Institutional Class, A Class and C Class, respectively, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended May 31, 2022 of 24.42%, 24.19% and 23.83% for the Institutional Class, A Class and C Class, respectively.

Ecofin Global Energy Transition Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(12/01/2021)	(05/31/2022)	(12/01/2021 – 05/31/2022)
Institutional Class Actual(2)	$1,000.00	$805.90	$4.05
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.44	$4.53
A Class Actual(2)	$1,000.00	$804.50	$5.17
A Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.20	$5.79

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period since commencement of operations of 0.90% and 1.15% for the Institutional Class and A Class, respectively, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended May 31, 2022 of -19.41% for the Institutional Class and -19.55% for the A Class, respectively.

(unaudited)

22	TortoiseEcofin

2022 Semi-Annual Report | May 31, 2022

Ecofin Global Renewables Infrastructure Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(12/01/2021)	(05/31/2022)	(12/01/2021 – 05/31/2022)
Institutional Class Actual(2)	$1,000.00	$977.90	$4.54
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.34	$4.63
A Class Actual(2)	$1,000.00	$977.20	$5.77
A Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.10	$5.89

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.92% and 1.17% for the Institutional Class and A Class, respectively, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended May 31, 2022 of -2.21% for the Institutional Class and -2.28% for the A Class, respectively.

Ecofin Sustainable Water Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(02/03/2022)	(05/31/2022)	(02/03/2022 – 05/31/2022)
Institutional Class Actual(2)	$1,000.00	$916.00	$2.92
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,012.98	$3.06
A Class Actual(2)	$1,000.00	$915.00	$3.68
A Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,012.18	$3.87

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period since commencement of operations of 0.95% and 1.20% for the Institutional Class and A Class, respectively, multiplied by the average account value over the period, multiplied by 117/365 to reflect the period since commencement of operations.
(2)	Based on the actual returns for the period February 3, 2022 (inception date) through May 31, 2022 of -8.40% for the Institutional Class and -8.50% for the A Class, respectively.

(unaudited)

TortoiseEcofin	23

Tortoise MLP & Pipeline Fund
Schedule of Investments (unaudited)
May 31, 2022

	Shares	Fair Value
Common Stock — 76.6%(1)
Canada Crude Oil Pipelines — 12.9%(1)
Enbridge Inc.	4,372,595	$201,795,259
Pembina Pipeline Corporation	3,116,175	125,647,251
		327,442,510

Canada Natural Gas/Natural Gas Liquids Pipelines — 7.3%(1)
Keyera Corp.	3,001,706	79,999,612
TC Energy Corporation	1,797,256	103,953,287
		183,952,899

United States Crude Oil Pipelines — 4.9%(1)
Plains GP Holdings, L.P.(2)	10,354,128	123,835,371

United States Energy Technology — 0.1%(1)
ESS Tech, Inc.(3)	454,808	1,878,357

United States Natural Gas Gathering/Processing — 15.5%(1)
Antero Midstream Corporation	2,319,738	25,192,355
DT Midstream, Inc.	472,486	27,451,436
EnLink Midstream, LLC	2,613,309	29,791,723
Equitrans Midstream Corporation	5,566,074	43,805,002
Hess Midstream LP	987,671	32,188,198
Targa Resources Corp.	3,246,582	233,818,836
		392,247,550

United States Natural Gas/Natural Gas Liquids Pipelines — 33.7%(1)
Cheniere Energy, Inc.	1,766,749	241,638,261
Excelerate Energy, Inc.(3)	227,724	6,068,844
Kinder Morgan, Inc.	9,815,532	193,267,825
Kinetik Holdings, Inc.	106,823	8,977,405
ONEOK, Inc.	3,032,571	199,694,800
The Williams Companies, Inc.	5,495,247	203,653,854
		853,300,989

United States Renewables and Power Infrastructure — 2.2%(1)
Clearway Energy, Inc.	418,970	14,684,898
NextEra Energy Partners LP	369,709	26,489,650
Sempra Energy	80,485	13,188,272
		54,362,820
Total Common Stock
(Cost $1,202,198,826)		1,937,020,496

Master Limited Partnerships — 23.7%(1)
United States Crude Oil Pipelines — 1.5%(1)
Genesis Energy, L.P.	837,811	10,254,807
Nustar Energy L.P.	1,761,825	28,277,291
		38,532,098

United States Natural Gas Gathering/Processing — 3.7%(1)
Crestwood Equity Partners LP	598,070	17,427,760
Western Midstream Partners, LP	2,764,731	76,444,812
		93,872,572

United States Natural Gas/Natural Gas Liquids Pipelines — 11.6%(1)
DCP Midstream, LP	1,689,629	60,674,577
Energy Transfer LP	10,737,019	125,193,641
Enterprise Products Partners L.P.	3,870,368	106,125,491
		291,993,709

United States Other — 0.1%(1)
Westlake Chemical Partners LP	129,169	3,422,979

United States Refined Product Pipelines — 6.8%(1)
Magellan Midstream Partners, L.P.	881,449	45,570,913
MPLX LP	3,802,828	125,303,183
		170,874,096
Total Master Limited Partnerships
(Cost $411,870,622)		598,695,454

Short-Term Investment — 0.6%(1)
United States Investment Company — 0.6%(1)
First American Government Obligations Fund,
Class X, 0.66%(4)
(Cost $15,280,095)	15,280,095	15,280,095

Total Investments — 100.9%(1)
(Cost $1,629,349,543)		2,550,996,045
Liabilities in Excess of
Other Assets, Net — (0.9%)(1)		(22,227,619)
Total Net Assets — 100.0%(1)		$2,528,768,426

(1)	Calculated as a percentage of net assets.
(2)	Represents an affiliated company as defined by the Investment Company Act of 1940. See Note 10 in Notes to Financial Statements.
(3)	Non-income producing security.
(4)	Rate indicated is the current yield as of May 31, 2022.

See accompanying Notes to Financial Statements.

24	TortoiseEcofin

2022 Semi-Annual Report | May 31, 2022

Tortoise MLP & Energy Income Fund
Schedule of Investments (unaudited)
May 31, 2022

	Shares	Fair Value
Common Stock — 57.1%(1)
Canada Crude Oil Pipelines — 2.6%(1)
Enbridge Inc.	304,484	$14,051,937

Canada Natural Gas Pipelines — 2.6%(1)
TC Energy Corporation	235,875	13,643,010

Canada Oil & Gas Production — 2.0%(1)
Ovintiv, Inc.	187,315	10,487,767

United Kingdom Renewables and Power Infrastructure — 0.5%(1)
Atlantica Sustainable Infrastructure plc	80,553	2,630,055

United States Crude Oil Pipelines — 3.4%(1)
Plains GP Holdings, L.P.	1,538,108	18,395,772

United States Gathering and Processing — 3.6%(1)
Equitrans Midstream Corporation	706,020	5,556,377
Targa Resources Corp.	194,134	13,981,531
		19,537,908

United States Natural Gas Gathering/Processing — 1.0%(1)
Hess Midstream LP	168,038	5,476,358

United States Natural Gas/Natural Gas Liquids Pipelines — 20.3%(1)
Cheniere Energy, Inc.	228,685	31,277,247
Kinder Morgan, Inc.	770,377	15,168,723
Kinetik Holdings, Inc.	20,342	1,709,542
New Fortress Energy, Inc.	271,245	12,637,305
ONEOK, Inc.	329,694	21,710,350
The Williams Companies, Inc.	720,624	26,706,325
		109,209,492

United States Oil & Gas Production — 16.1%(1)
ConocoPhillips	178,975	20,109,631
Coterra Energy Inc.	346,342	11,889,921
Devon Energy Corporation	170,926	12,802,357
EQT Corporation	487,205	23,249,423
Pioneer Natural Resources Company	67,190	18,674,789
		86,726,121

United States Refined Product Pipelines — 1.6%(1)
Phillips 66	85,545	8,623,791

United States Renewables and Power Infrastructure — 3.4%(1)
CenterPoint Energy, Inc.	89,816	2,878,603
Clearway Energy, Inc.	154,878	5,428,474
NextEra Energy Partners LP	137,123	9,824,863
		18,131,940
Total Common Stock
(Cost $210,613,602)		306,914,151

Master Limited Partnerships — 20.5%(1)
United States Natural Gas Gathering/Processing — 2.7%(1)
Crestwood Equity Partners LP	80,135	2,335,134
Western Midstream Partners, LP	446,900	12,356,785
		14,691,919

United States Natural Gas Pipelines — 12.0%(1)
DCP Midstream, LP	725,924	26,067,931
Energy Transfer LP	2,063,943	24,065,575
Enterprise Products Partners L.P.	523,312	14,349,215
		64,482,721

United States Refined Product Pipelines — 5.8%(1)
Magellan Midstream Partners, L.P.	261,848	13,537,542
MPLX LP	532,817	17,556,320
		31,093,862
Total Master Limited Partnerships
(Cost $63,042,371)		110,268,502

See accompanying Notes to Financial Statements.

TortoiseEcofin	25

Tortoise MLP & Energy Income Fund
Schedule of Investments (unaudited) (continued)
May 31, 2022

	Principal Amount	Fair Value
Corporate Bonds — 17.4%(1)
Canada Crude Oil Pipelines — 0.7%(1)
Enbridge, Inc.
5.500% (3 Month LIBOR USD +
3.418%), 07/15/2077(2)	$4,000,000	$3,612,029

Canada Natural Gas Pipelines — 1.4%(1)
Rockpoint Gas Storage Canada Ltd.
7.000%, 03/31/2023(3)	7,600,000	7,501,959

United States Gathering and Processing — 8.1%(1)
Antero Midstream Partners LP /
Antero Midstream Finance Corp.
5.750%, 03/01/2027(3)	6,370,000	6,401,723
Blue Racer Midstream LLC /
Blue Racer Finance Corp.
7.625%, 12/15/2025(3)	3,575,000	3,617,489
6.625%, 07/15/2026(3)	3,800,000	3,740,663
EnLink Midstream Partners, LP
4.850%, 07/15/2026	7,550,000	7,608,890
EnLink Midstream, LLC
5.375%, 06/01/2029	4,455,000	4,323,978
Hess Midstream Operations LP
5.625%, 02/15/2026(3)	8,125,000	8,305,660
5.125%, 06/15/2028(3)	4,050,000	3,998,423
Targa Resources Partners LP / Targa
Resources Partners Finance Corp.
6.500%, 07/15/2027	5,537,000	5,758,037
		43,754,863

United States Natural Gas Pipelines — 3.5%(1)
NGPL Pipeco LLC
7.768%, 12/15/2037 (3)	9,125,000	10,522,302
Tallgrass Energy Partners LP /
Tallgrass Energy Finance Corp.
6.000%, 03/01/2027(3)	850,000	830,650
5.500%, 01/15/2028(3)	7,925,000	7,372,627
		18,725,579

United States Oil Field Services — 1.2%(1)
Archrock Partners LP /
Archrock Partners Finance Corp.
6.875%, 04/01/2027(3)	6,575,000	6,531,704

United States Other — 2.5%(1)
New Fortress Energy, Inc.
6.750%, 09/15/2025(3)	8,800,000	8,678,560
6.500%, 09/30/2026(3)	5,000,000	4,867,725
		13,546,285
Total Corporate Bonds
(Cost $94,673,329)		93,672,419

	Shares
Short-Term Investment — 4.7%(1)
United States Investment Company — 4.7%(1)
First American Government Obligations Fund,
Class X, 0.66%(4)
(Cost $25,367,230)	25,367,230	$25,367,230

Total Investments — 99.7%(1)
(Cost $393,696,532)		536,222,302
Other Assets in Excess of
Liabilities, Net — 0.3%(1)		1,533,353
Total Net Assets — 100.0%(1)		$537,755,655

(1)	Calculated as a percentage of net assets.
(2)	Variable rate security - The rate shown is the rate in effect as of May 31, 2022.
(3)

Security purchased within the terms of a private placement memorandum, except from registration under Rule 144A of the Securities Act 0f 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of May 31, 2022, the value of this investment was $72,369,485 or 13.5% of total net assets.

(4)	Rate indicated is the current yield as of May 31, 2022.

See accompanying Notes to Financial Statements.

26	TortoiseEcofin

2022 Semi-Annual Report | May 31, 2022

Ecofin Global Energy Transition Fund
Schedule of Investments (unaudited)
May 31, 2022

	Shares	Fair Value
Common Stock — 83.8%(1)
Denmark Infrastructure, Utilities and Renewables — 3.5%(1)
Orsted A/S	12,972	$1,462,066
Germany Clean Technology — 5.0%(1)
Infineon Technologies AG	67,798	2,112,800
Hong Kong Infrastructure, Utilities and Renewables — 6.0%(1)
China Longyuan Power Group Corp Ltd.	1,197,120	2,549,168
Ireland Industrials — 2.5%(1)
Trane Technologies Plc	7,644	1,055,331
Italy Industrials — 3.8%(1)
Prysmian SpA	49,722	1,605,966
Italy Infrastructure, Utilities, and Renewables — 4.1%(1)
Enel SpA	263,332	1,710,900
Japan Clean Technology — 6.2%(1)
ROHM Co., Ltd.	31,849	2,603,199
Japan Industrials — 3.9%(1)
Nidec Corp.	24,905	1,665,243
Japan Infrastructure, Utilities, and Renewables — 3.6%(1)
Keyence Corp.	3,768	1,498,068
Norway Infrastructure, Utilities, and Renewables — 1.3%(1)
Scatec ASA	54,352	552,803
Portugal Infrastructure, Utilities and Renewables — 1.9%(1)
EDP — Energias de Portugal, S.A.	161,852	810,970
Spain Infrastructure, Utilities, and Renewables — 3.5%(1)
Corp ACCIONA Energias Renovables SA(2)	37,948	1,484,179
Switzerland Specialty Chemical & Materials — 2.5%(1)
Sika AG	3,803	1,055,671
Taiwan Clean Technology — 2.5%(1)
Delta Electronics, Inc.	126,257	1,038,868
United States Clean Technology — 9.3%(1)
Autodesk, Inc.(2)	6,314	1,311,733
TE Connectivity Ltd.	20,265	2,622,088
		3,933,821
United States Industrials — 3.9%(1)
Sunrun, Inc.(2)	62,656	1,636,575

United States Infrastructure, Utilities, and Renewables — 18.1%(1)
Constellation Energy Corporation	36,214	2,248,165
Exelon Corporation	16,872	829,259
First Solar, Inc.(2)	17,001	1,200,441
NextEra Energy, Inc.	28,121	2,128,478
STEM, Inc.(2)	144,756	1,250,692
		7,657,035

United States Transportation — 2.2%(1)
Lyft, Inc.(2)	52,656	930,958
Total Common Stock
(Cost $38,527,908)		35,363,621

Preferred Stock — 4.6%(1)
Germany Transportation — 4.6%(1)
Volkswagen AG
Total Preferred Stock
(Cost $2,517,692)	11,651	1,944,518

Short-Term Investment — 0.8%(1)
United States Investment Company — 0.8%(1)
First American Government Obligations Fund,
Class X, 0.66%(3)
(Cost $327,085)	327,085	327,085

Total Investments — 89.2%(1)
(Cost $41,372,685)		37,635,224
Other Assets in Excess of
Liabilities, Net — 10.8%(1)		4,559,968
Total Net Assets — 100.0%(1)		$42,195,192

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of May 31, 2022.

See accompanying Notes to Financial Statements.

TortoiseEcofin	27

Ecofin Global Energy Transition Fund
Open Swap Contracts (unaudited)
May 31, 2022

			Pay/Receive
			on					Unrealized
		Termination	Financing		Payment		Notional	Appreciation
Counterparty	Security	Date	Rate	Financing Rate	Frequency	Shares	Amount	(Depreciation)*
Morgan Stanley	Schneider SA	10/19/22	Pay	0.200% + Euro	Monthly	14,406	$1,995,674	$33,027
				Overnight Index Average

Morgan Stanley	Drax Group PLC	8/17/22	Pay	0.200% + Federal	Monthly	114,206	969,238	(197,091)
				Funds Effective Rate

Morgan Stanley	Amperex Tech	9/21/22	Pay	0.510% + Federal	Monthly	14,233	872,357	(16,739)
				Funds Effective Rate				$(180,803)

*	Based on the net swap value held at each counterparty. Unrealized appreciation (depreciation) is a receivable (payable).

See accompanying Notes to Financial Statements.

28	TortoiseEcofin

2022 Semi-Annual Report | May 31, 2022

Ecofin Global Renewables Infrastructure Fund
Schedule of Investments (unaudited)
May 31, 2022

	Shares	Fair Value
Common Stock — 86.1%(1)
Belgium Electricity Transmission Operators — 2.0%(1)
Elia Group SA/NV	43,056	$7,083,322
Canada Renewable Power Producers — 8.2%(1)
Innergex Renewable Energy Inc.	677,698	9,140,632
TransAlta Renewables Inc.	1,394,129	19,112,303
		28,252,935
Denmark Renewable Power Producers — 3.2%(1)
Orsted A/S	97,285	10,964,936
Germany Renewable Power Producers — 2.6%(1)
Encavis AG	412,682	8,966,454
Hong Kong Integrated Utilities — 1.3%(1)
China Suntien Green Energy Corp Ltd.	7,470,122	4,352,490
Hong Kong Renewable Power Producers — 5.2%(1)
China Longyuan Power Group Corp Ltd.	8,518,071	18,138,525
India Power — 3.6%(1)
ReNew Energy Global Plc(2)	1,794,198	12,559,386
Italy Electricty Transmission Operators — 3.3%(1)
Terna — Rete Elettrica Nazionale SpA	1,354,377	11,480,513
Italy Power — 2.6%(1)
Enel SpA	1,373,776	8,925,588
Italy Renewable Power Producers — 6.3%(1)
ERG SpA	628,551	21,860,348
Japan Renewable Power Producers — 2.0%(1)
RENOVA, Inc.(2)	473,748	6,972,807
Portugal Electric Utilities — 1.1%(1)
EDP — Energias de Portugal, S.A.	729,212	3,653,763
Spain Renewable Power Producers — 5.7%(1)
Corp ACCIONA Energias Renovables SA	499,382	19,531,262
Switzerland Power Producers — 1.2%(1)
BKW Energie AG	36,030	4,107,156
Thailand Renewable Power Producers — 1.4%(1)
Super Energy Corporation PCL	194,093,579	4,815,353
United Kingdom Renewable Power Producers — 4.8%(1)
Atlantica Sustainable Infrastructure plc	511,904	16,713,666
United States Distributed Renewables — 3.3%(1)
Sunrun, Inc.(2)	430,247	11,238,052

United States Electric Utilities — 16.6%(1)
Constellation Energy Corporation	297,169	18,448,251
Edison International	246,523	17,234,423
NextEra Energy, Inc.	284,162	21,508,222
		57,190,896

United States Integrated Utilities — 2.2%(1)
Public Service Enterprise Group
Incorporated	113,004	7,745,294

United States Renewable Power Producers — 9.5%(1)
Clearway Energy, Inc.	454,805	15,940,915
NextEra Energy Partners LP	231,660	16,598,439
		32,539,354
Total Common Stock
(Cost $295,364,892)		297,092,100

Master Limited Partnership — 2.4%(1)
United States Renewable Power Producers — 2.4%(1)
Brookfield Renewable Partners LP
(Cost $8,674,508)	232,826	8,283,949

Short-Term Investment — 1.3%(1)
United States Investment Company — 1.3%(1)
First American Government Obligations Fund,
Class X, 0.66%(3)
(Cost $4,384,180)	4,384,180	4,384,180

Total Investments — 89.8%(1)
(Cost $308,423,580)		309,760,229
Other Assets in Excess of
Liabilities, Net — 10.2%(1)		35,353,963
Total Net Assets — 100.0%(1)		$345,114,192

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of May 31, 2022.

See accompanying Notes to Financial Statements.

TortoiseEcofin	29

Ecofin Global Renewables Infrastructure Fund
Open Swap Contracts (unaudited)
May 31, 2022

			Pay/Receive
			on					Unrealized
		Termination	Financing		Payment		Notional	Appreciation
Counterparty	Security	Date	Rate	Financing Rate	Frequency	Shares	Amount	(Depreciation)*
Morgan Stanley	SSE PLC	8/17/22	Pay	0.200% + Sterling	Monthly	352,607	$7,873,330	$(642,040)
				Overnight Index Average

Morgan Stanley	Drax Group PLC	8/17/22	Pay	0.200% + Federal	Monthly	1,473,095	12,501,789	(2,542,194)
				Funds Effective Rate

Morgan Stanley	Greencoat UK Wind	8/17/22	Pay	0.200% + Sterling	Monthly	6,110,310	11,549,371	(700,662)
	PLC			Overnight Index Average
								$(3,884,896)

*	Based on the net swap value held at each counterparty. Unrealized appreciation (depreciation) is a receivable (payable).

30	TortoiseEcofin

2022 Semi-Annual Report | May 31, 2022

Ecofin Sustainable Water Fund
Schedule of Investments (unaudited)
May 31, 2022

	Shares	Fair Value
Common Stock — 93.5%(1)
Canada Engineering & Construction — 2.3%(1)
Stantec, Inc.	977	$44,368

France Utility — 6.4%(1)
Veolia Environnement SA	4,449	124,511

Hong Kong Utility — 2.9%(1)
China Water Affairs Group Limited	56,000	55,722

Japan Engineering & Construction — 1.4%(1)
Metawater Co Ltd.	1,700	26,543

Japan Water Filtration, Treatment, & Testing — 3.3%(1)
Kurita Water Industries Ltd.	1,700	65,449

Mexico Filtration, Treatment, & Testing — 1.2%(1)
Grupo Rotoplas SAB de CV	16,100	23,847

Switzerland Pipes, Pumps, & Valves — 2.1%(1)
Georg Fischer AG	720	40,601

Switzerland Water Filtration, Treatment, & Test — 1.5%(1)
Geberit AG	53	29,102

United Kingdom Utility — 1.3%(1)
Pennon Group Plc	2,078	26,206

United Kingdom Water Filtration, Treatment, & Testing — 4.0%(1)
Pentair PLC	1,565	78,516

United States Agriculture Equipment & Services — 2.1%(1)
Lindsay Corporation	324	40,824

United States Engineering & Construction — 7.7%(1)
Aecom	1,013	70,758
Montrose Environmental Group, Inc.(2)	222	8,993
Tetra Tech, Inc.	522	70,455
		150,206

United States Pipes, Pumps, & Valves — 20.4%(1)
Advanced Drainage Systems, Inc.	769	84,213
Badger Meter, Inc.	297	23,505
Core & Main, Inc.(2)	1,461	34,480
Fortune Brands Home & Security, Inc.	329	22,816
IDEX Corp.	244	46,738
Masco Corporation	321	18,197
Mueller Water Products, Inc.	2,392	28,537
Xylem, Inc.	832	70,096
Zurn Water Solutions Corp.	2,415	69,600
		398,182
United States Utility — 1.9%(1)
SJW Group	607	37,543

United States Water Filtration, Treatment, & Testing — 16.4%(1)
Aris Water Solution, Inc.	4,357	89,013
Danaher Corp.	539	142,199
Diversey Holdings Ltd.(2)	902	8,840
Ecolab, Inc.	238	39,011
Evoqua Water Technologies Corp.(2)	1,133	40,323
		319,386

United States Water Utility — 18.6%(1)
American Water Works Co., Inc.	1,196	180,895
Essential Utilities, Inc.	3,238	149,790
Middlesex Water Company	206	17,516
The York Water Company	347	14,220
		362,421
Total Common Stock
(Cost $1,983,498)		1,853,868

Special Purpose Acquisition Company — 1.5%(1)
Sustainable Development
Acquisition I Corp.(2)
(Cost $30,331)	3,103	30,441

Short-Term Investment — 4.3%(1)
United States Investment Company — 4.3%(1)
First American Government Obligations Fund,
Class X, 0.66%(3)
(Cost $83,575)	83,575	83,575

Total Investments — 99.3%(1)
(Cost $2,097,404)		1,937,443
Other Assets in Excess of
Liabilities, Net — 0.7%(1)		13,441
Total Net Assets — 100.0%(1)		$1,950,884

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of May 31, 2022.

TortoiseEcofin	31

Statements of Assets & Liabilities (unaudited)
May 31, 2022

Tortoise MLP &
Pipeline Fund
Assets:
Investments, at fair value (cost $1,538,525,780, $393,696,532, $41,372,685, $308,423,580
and $2,097,404, respectively)	$2,427,160,674
Affiliated Investments (cost $90,823,763, $0, $0, $0 and $0, respectively)	123,835,371
Cash	44
Cash held as collateral	—
Dividends & interest receivable	3,419,890
Receivable for investment securities sold	25,683,401
Receivable for capital shares sold	6,049,471
Receivable for Adviser expense reimbursement	—
Prepaid expenses and other assets	58,872
Total assets	2,586,207,723
Liabilities:
Payble for swap contracts	—
Payable for investment securities purchased	10,311,166
Payable for capital shares redeemed	44,909,715
Payable to Adviser	1,798,919
Payable for fund administration & accounting fees	158,129
Payable for compliance fees	1,862
Payable for custody fees	17,962
Payable for audit & tax	41,142
Payable for transfer agent fees & expenses	44,235
Accrued expenses	56,133
Accrued distribution fees	100,034
Total liabilities	57,439,297
Net Assets	$2,528,768,426
Net Assets Consist of:
Capital Stock	$3,092,774,742
Total distributable earnings (loss)	(564,006,316)
Net Assets	$2,528,768,426

Institutional Class
Net Assets	$2,309,543,351
Shares issued and outstanding(1)	167,070,209
Net asset value, redemption price and minimum offering price per share	$13.82

A Class
Net Assets	$196,238,156
Shares issued and outstanding(1)	14,358,710
Net asset value, redemption price and minimum offering price per share	$13.67
Maximum offering price per share(2)	$14.47

C Class
Net Assets	$22,986,919
Shares issued and outstanding(1)	1,705,303
Net asset value, redemption price and minimum offering price per share	$13.48

(1)	Unlimited shares authorized.
(2)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.

See accompanying Notes to Financial Statements.

32	TortoiseEcofin

2022 Semi-Annual Report | May 31, 2022

Tortoise MLP	Ecofin Global	Ecofin Global
& Energy	Energy	Renewables	Ecofin Sustainable
Income Fund	Transition Fund	Infrastructure Fund	Water Fund

$536,222,302	$37,635,224	$309,760,229	$1,937,443
—	—	—	—
—	—	—	—
—	4,680,541	38,662,966	—
2,922,467	86,628	936,626	3,585
—	—	—	—
903,199	2,500	346,015	—
—	16,169	—	21,850
34,528	27,658	192,062	34,740
540,082,496	42,448,720	349,897,898	1,997,618

—	180,803	3,884,896	—
—	—	510,419	—
1,756,464	—	58,915	—
430,947	27,468	214,528	1,293
51,011	7,613	35,695	14,113
2,966	2,152	1,864	1,766
4,352	6,839	18,651	9,276
27,208	22,297	25,171	11,914
19,266	6,306	14,754	3,060
22,771	—	17,576	5,293
11,856	50	1,237	19
2,326,841	253,528	4,783,706	46,734
$537,755,655	$42,195,192	$345,114,192	$1,950,884

$863,014,497	$46,982,269	$336,489,823	$2,125,195
(325,258,842)	(4,787,077)	8,624,369	(174,311)
$537,755,655	$42,195,192	$345,114,192	$1,950,884

$465,335,032	$42,164,016	$341,620,773	$1,927,861
59,913,038	5,212,517	28,591,684	210,509
$7.77	$8.09	$11.95	$9.16

$45,847,655	$31,176	$3,493,419	$23,023
5,765,588	3,954	291,901	2,516
$7.95	$7.88	$11.97	$9.15
$8.41	$8.34	$12.67	$9.68

$26,572,968	$—	$—	$—
3,342,087	—	—	—
$7.95	$—	$—	$—

TortoiseEcofin	33

Statements of Operations (unaudited)
For the Six Months Ended May 31, 2022

Tortoise MLP &
Pipeline Fund
Investment Income:
Dividends and distributions from unaffiliated common stock	$37,182,740
Dividends and distributions from affiliated common stock	4,309,826
Distributions from master limited partnerships	20,426,678
Less: return of capital on distributions from unaffiliated investments	(30,202,159)
Less: return of capital on distributions from affiliated investments	(4,309,826)
Less: foreign taxes withheld	(1,989,123)
Net dividends and distributions from investments	25,418,136
Dividends from money market mutual funds	15,212
Interest income	—
Total investment income	25,433,348
Expenses:
Advisory fees (See Note 6)	9,600,287
Fund administration & accounting fees (See Note 6)	436,093
Transfer agent fees & expenses (See Note 6)	151,404
Shareholder communication fees	88,760
Custody fees (See Note 6)	48,876
Registration fees	40,716
Audit & tax fees	26,846
Trustee fees	9,382
Other	6,870
Insurance fees	4,638
Legal fees	5,324
Compliance fees (See Note 6)	5,078
Distribution fees (See Note 7):
A Class	231,037
C Class	107,613
Total expenses before interest expense on line of credit	10,762,924
Interest expense on line of credit (See Note 11)	6,059
Total expenses before reimbursement/recoupment	10,768,983
Fee recoupment (See Note 6)	—
Less: expense reimbursement by Adviser	—
Net expenses	10,768,983
Net Investment Income	14,664,365
Realized and Unrealized Gain (Loss) on Investments and Translations of Foreign Currency
Net realized gain (loss) on:
Unaffiliated Investments, including foreign currency gain (loss)	38,150,623
Affiliated investments	7,524,720
Swap contracts	—
Net change in unrealized appreciation (depreciation) of:
Unaffiliated Investments and translations of foreign currency	469,254,957
Affiliated investments	17,178,350
Swap contracts	—
Net Realized and Unrealized Gain (Loss) on Investments and Translations of Foreign Currency	532,108,650
Net Increase (Decrease) in Net Assets Resulting from Operations	$546,773,015

See accompanying Notes to Financial Statements.

34	TortoiseEcofin

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Tortoise MLP	Ecofin Global	Ecofin Global
& Energy	Energy	Renewables	Ecofin Sustainable
Income Fund	Transition Fund	Infrastructure Fund	Water Fund

$5,788,334	$345,754	$3,914,191	$9,728
—	—	—	—
3,743,349	—	157,287	—
(5,923,706)	—	(1,085,794)	—
—	—	—	—
(110,578)	(43,782)	(386,565)	(317)
3,497,399	301,972	2,599,119	9,411
14,295	7,177	4,221	77
2,798,041	—	28,873	—
6,309,735	309,149	2,632,213	9,488

2,331,459	181,032	1,327,519	5,078
146,716	28,547	116,959	27,414
58,646	10,072	55,724	8,760
19,382	6,114	7,144	3,155
7,502	10,974	28,328	9,601
29,826	25,954	18,320	13,858
14,784	15,656	15,470	11,914
9,470	9,216	9,090	4,636
4,140	2,678	3,508	1,323
1,738	64	1,270	36
2,724	3,338	8,672	1,654
4,502	4,890	5,078	3,381

51,238	61	4,998	19
123,673	—	—	—
2,805,800	298,596	1,602,080	90,829
—	—	1,958	—
2,805,800	298,596	1,604,038	90,829
—	—	32,045	—
—	(94,874)	—	(84,780)
2,805,800	203,722	1,636,083	6,049
3,503,935	105,427	996,130	3,439

5,839,695	(1,021,896)	5,585,354	(17,754)
—	—	—	—
—	(521,990)	9,395,639	—

92,934,870	(8,670,292)	(25,037,944)	(159,996)
—	—	—	—
—	5,976	158,473	—
98,774,565	(10,208,202)	(9,898,478)	(177,750)
$102,278,500	$(10,102,775)	$(8,902,348)	$(174,311)

TortoiseEcofin	35

Statements of Changes in Net Assets

	Tortoise MLP & Pipeline Fund		Tortoise MLP & Energy Income Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	May 31, 2022	November 30, 2021	May 31, 2022	November 30, 2021
	(unaudited)		(unaudited)
Operations
Net investment income	$14,664,365	$16,212,932	$3,503,935	$3,598,693
Net realized gain (loss) on unaffiliated investments
and foreign currency	38,150,623	(66,534,844)	5,839,695	(5,223,579)
Net realized gain (loss) on affiliated investments
and foreign currency	7,524,720	(62,301,046)	—	—
Net change in unrealized appreciation (depreciation)
of affiliated investments and translations of
foreign currency	17,178,350	79,372,535	—	—
Net change in unrealized appreciation (depreciation)
of unaffiliated investments and translations
of foreign currency	469,254,957	618,176,147	92,934,870	97,698,912
Net increase in net assets resulting
from operations	546,773,015	584,925,724	102,278,500	96,074,026
Capital Share Transactions
Institutional Class:
Proceeds from shares sold	550,200,126	553,132,343	80,399,083	76,576,578
Proceeds from merger	—	—	—	19,649,330
Proceeds from reinvestment of distributions	53,167,491	60,090,696	7,052,500	13,379,948
Payments for shares redeemed	(407,099,291)	(882,170,574)	(50,301,381)	(104,997,029)
Increase (Decrease) in net assets from
Institutional Class transactions	196,268,326	(268,947,535)	37,150,202	4,608,827
A Class:
Proceeds from shares sold(1)	8,928,781	37,233,600	5,135,905	14,931,536
Proceeds from reinvestment of distributions	5,428,702	6,323,120	394,892	807,528
Payments for shares redeemed	(25,103,045)	(50,752,781)	(5,486,433)	(15,665,826)
Increase (Decrease) in net assets from
A Class transactions	(10,745,562)	(7,196,061)	44,364	73,238
C Class:
Proceeds from shares sold	1,280,916	2,405,198	1,735,444	3,473,284
Proceeds from reinvestment of distributions	501,715	722,288	310,695	742,517
Payments for shares redeemed(1)	(3,928,749)	(8,040,273)	(3,372,747)	(8,676,063)
Decrease in net assets from C Class transactions	(2,146,118)	(4,912,787)	(1,326,608)	(4,460,262)
Net increase (decrease) in net assets resulting
from capital share transactions	183,376,646	(281,056,383)	35,867,958	221,803
Distributions to Shareholders
From distributable earnings
Institutional Class	(34,395,487)	(26,652,621)	(3,382,507)	(3,422,418)
A Class	(2,983,240)	(2,511,690)	(292,119)	(352,333)
C Class	(268,276)	(329,437)	(98,520)	(213,058)
From tax return of capital
Institutional Class	(30,448,464)	(45,994,013)	(10,075,139)	(21,033,692)
A Class	(2,685,901)	(4,176,309)	(994,994)	(2,209,445)
C Class	(318,034)	(520,464)	(591,438)	(1,346,675)
Total distributions to shareholders	(71,099,402)	(80,184,534)	(15,434,717)	(28,577,621)
Total Increase (Decrease) in Net Assets	659,050,259	223,684,808	122,711,741	67,718,208
Net Assets
Beginning of period	1,869,718,167	1,646,033,359	415,043,914	347,325,706
End of period	$2,528,768,426	$1,869,718,167	$537,755,655	$415,043,914

(1)	Includes exchanges between share classes of the fund.

See accompanying Notes to Financial Statements.

36	TortoiseEcofin

2022 Semi-Annual Report | May 31, 2022

Statements of Changes in Net Assets (continued)

	Tortoise MLP & Pipeline Fund		Tortoise MLP & Energy Income Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	May 31, 2022	November 30, 2021	May 31, 2022	November 30, 2021
	(unaudited)		(unaudited)
Transactions in Shares:
Institutional Class:
Shares sold	44,376,503	53,825,231	11,217,719	13,354,587
Shares acquired from merger	—	—	—	2,917,825
Shares issued to holders in reinvestment
of dividends	4,321,397	5,787,033	976,366	2,111,746
Shares redeemed	(31,716,115)	(88,758,089)	(7,122,846)	(17,093,452)
Increase (Decrease) in Institutional Class shares
outstanding	16,981,785	(29,145,825)	5,071,239	1,290,706
A Class:
Shares sold(1)	697,498	3,626,684	698,371	2,373,493
Shares issued to holders in reinvestment
of dividends	448,613	614,530	53,504	125,007
Shares redeemed	(1,981,309)	(5,145,356)	(767,556)	(2,521,193)
Decrease in A Class shares outstanding	(835,198)	(904,142)	(15,681)	(22,693)
C Class:
Shares sold	106,951	239,209	241,591	536,997
Shares issued to holders in reinvestment
of dividends	42,220	71,351	42,211	114,877
Shares redeemed(1)	(332,268)	(809,970)	(472,036)	(1,364,216)
Decrease in C Class shares outstanding	(183,097)	(499,410)	(188,234)	(712,342)
Net increase (decrease) in shares outstanding	15,963,490	(30,549,377)	4,867,324	555,671

(1)	Includes exchanges between share classes of the fund.

See accompanying Notes to Financial Statements.

TortoiseEcofin	37

Statements of Changes in Net Assets (continued)

					Ecofin
			Ecofin Global Renewables		Sustainable
	Ecofin Global Energy Transition Fund		Infrastructure Fund		Water Fund
		Period from		Period from	Period from
	Six Months	Inception(1) to	Six Months	Inception(2) to	Inception(3) to
	Ended May 31,	November 30,	Ended May 31,	November 30,	May 31,
	2022	2021	2022	2021	2022
	(unaudited)		(unaudited)		(unaudited)
Operations
Net investment income (loss)	$105,427	$(15,251)	$996,130	$2,924,974	$3,439
Net realized gain (loss) on investments,
swaps contracts and foreign currency	(1,543,886)	1,498,519	14,980,993	10,285,546	(17,754)
Net change in unrealized appreciation
(depreciation) of investments,
swap contracts and translations
of foreign currency	(8,664,316)	4,750,474	(24,879,471)	3,130,605	(159,996)
Net increase (decrease) in net assets
resulting from operations	(10,102,775)	6,233,742	(8,902,348)	16,341,125	(174,311)
Capital Share Transactions
Institutional Class:
Proceeds from shares sold	1,645,444	279,950	66,832,915	268,214,088	2,100,050
Proceeds from reinvestment
of distributions	916,975	—	9,285,356	5,405,379	—
Payments for shares redeemed	(212)	—	(82,087,127)	(22,310,756)	—
Proceeds related to shares issued
from reorganization	—	44,093,614	—	—	—
Increase (Decrease) in net assets from
Institutional Class transactions	2,562,207	44,373,564	(5,968,856)	251,308,711	2,100,050
A Class:
Proceeds from shares sold	9,904	62,824	519,653	4,143,904	26,150
Proceeds from reinvestment
of distributions	1,069	—	105,442	56,001	—
Payments for shares redeemed	(26,400)	(899)	(1,760,419)	(583,311)	(1,005)
Increase (Decrease) in net assets
from A Class transactions	(15,427)	61,925	(1,135,324)	3,616,594	25,145
Net increase (decrease) in net assets
resulting from capital share
transactions	2,546,780	44,435,489	(7,104,180)	254,925,305	2,125,195
Distributions to Shareholders
From distributable earnings
Institutional Class	(916,975)	—	(3,809,471)	(6,223,846)	—
A Class	(1,069)	—	(39,122)	(86,224)	—
From net realized gains
Institutional Class	—	—	(6,360,448)	(487,568)	—
A Class	—	—	(81,540)	(7,065)	—
From tax return of capital			—	—
Institutional Class	—	—	(2,411,850)	—	—
A Class	—	—	(24,696)	—	—
Total distributions to shareholders	(918,044)	—	(12,727,127)	(6,804,703)	—
Total Increase (Decrease) in Net Assets	(8,474,039)	50,669,231	(28,733,655)	264,461,727	1,950,884
Net Assets
Beginning of period	50,669,231	—	373,847,847	109,386,120	—
End of period	$42,195,192	$50,669,231	$345,114,192	$373,847,847	$1,950,884

(1)	Inception date of the the Fund was October 15, 2021.
(2)	Inception date of the Institutional Class was August 7, 2020 and the A Class was September 25, 2020.
(3)	Inception date of the the Fund was February 4, 2022.

See accompanying Notes to Financial Statements.
38	TortoiseEcofin

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Statements of Changes in Net Assets (continued)

					Ecofin
			Ecofin Global Renewables		Sustainable
	Ecofin Global Energy Transition Fund		Infrastructure Fund		Water Fund
		Period from		Period from	Period from
	Six Months	Inception(1) to	Six Months	Inception(2) to	Inception(3) to
	Ended May 31,	November 30,	Ended May 31,	November 30,	May 31,
	2022	2021	2022	2021	2022
	(unaudited)		(unaudited)		(unaudited)
Transactions in Shares:
Institutional Class:
Shares sold	172,514	26,568	5,610,023	21,097,049	210,509
Shares issued to holders in
reinvestment of dividends	90,165	—	758,860	435,783	—
Shares redeemed	(25)	—	(6,970,692)	(1,800,978)	—
Shares issued from reorganization	—	4,923,295	—	—	—
Increase (Decrease) in Institutional
Class shares outstanding	262,654	4,949,863	(601,809)	9,461,639	210,509
A Class:
Shares sold	1,244	6,124	44,575	320,402	2,619
Shares issued to holders in
reinvestment of dividends	108	—	8,578	4,517	—
Shares redeemed	(3,435)	(87)	(155,151)	(48,003)	(103)
Increase (Decrease) in A Class shares
outstanding	(2,083)	6,037	(101,998)	276,916	2,516
Net increase (decrease) in shares
outstanding	260,571	4,955,900	(703,807)	20,008,770	213,025

(1)	Inception date of the the Fund was October 15, 2021.
(2)	Inception date of the Institutional Class was August 7, 2020 and the A Class was September 25, 2020.
(3)	Inception date of the the Fund was February 4, 2022.

See accompanying Notes to Financial Statements.
TortoiseEcofin	39

Tortoise MLP & Pipeline Fund
Financial Highlights
Institutional Class

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2022	2021	2020	2019	2018	2017
	(unaudited)
Per Common Share Data(1)
Net asset value, beginning of period	$11.20	$8.33	$11.61	$12.29	$12.85	$13.76
Investment operations:
Net investment income(2)	0.11	0.06	0.12	0.14	0.16	0.15
Net realized and unrealized gain (loss)
on investments and translations
of foreign currency(2)	2.91	3.27	(2.96)	(0.26)	(0.26)	(0.64)
Total from investment
operations	3.02	3.33	(2.84)	(0.12)	(0.10)	(0.49)
Less distributions from:
Net investment income	(0.21)	(0.16)	(0.14)	(0.20)	(0.17)	(0.22)
Net realized gains	—	—	—	—	—	—
Return of capital	(0.19)	(0.30)	(0.30)	(0.36)	(0.29)	(0.20)
Total distributions	(0.40)	(0.46)	(0.44)	(0.56)	(0.46)	(0.42)
Net asset value, end of period	$13.82	$11.20	$8.33	$11.61	$12.29	$12.85
Total Return(3)	27.50%	40.51%	(24.70)%	(1.09)%	(0.88)%	(3.63)%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$2,309,543	$1,680,834	$1,493,621	$3,226,450	$3,544,401	$2,872,704
Ratio of expenses to average
net assets(4)	0.92%	0.94%	0.94%	0.93%	0.93%	0.96%
Ratio of expenses excluding interest
expense to average net assets(4)	0.92%	0.93%	0.94%	0.93%	0.93%	0.96%
Ratio of net investment income
to average net assets(4)	1.33%	0.92%	1.64%	1.01%	1.06%	1.17%
Portfolio turnover rate(3)	8%	32%	39%	19%	14%	15%

(1)	For an Institutional Class Share outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2020, 2019, 2018, and 2017 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

40	TortoiseEcofin

2022 Semi-Annual Report | May 31, 2022

Tortoise MLP & Pipeline Fund
Financial Highlights (continued)
A Class

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2022	2021	2020	2019	2018	2017
	(unaudited)
Per Common Share Data(1)
Net asset value, beginning of period	$11.07	$8.25	$11.50	$12.18	$12.77	$13.67
Investment operations:
Net investment income(2)	0.06	0.08	0.16	0.11	0.06	0.13
Net realized and unrealized gain (loss)
on investments and translations
of foreign currency(2)	2.93	3.19	(3.01)	(0.26)	(0.22)	(0.64)
Total from investment
operations	2.99	3.27	(2.85)	(0.15)	(0.16)	(0.51)
Less distributions from:
Net investment income	(0.20)	(0.16)	(0.11)	(0.18)	(0.16)	(0.20)
Net realized gains	—	—	—	—	—	—
Return of capital	(0.19)	(0.29)	(0.29)	(0.35)	(0.27)	(0.19)
Total distributions	(0.39)	(0.45)	(0.40)	(0.53)	(0.43)	(0.39)
Net asset value, end of period	$13.67	$11.07	$8.25	$11.50	$12.18	$12.77
Total Return(3)(4)	27.46%	40.12%	(24.94)%	(1.38)%	(1.31)%	(3.81)%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$196,238	$168,259	$132,882	$469,882	$474,785	$300,926
Ratio of expenses to average
net assets(5)	1.17%	1.19%	1.19%	1.18%	1.18%	1.21%
Ratio of expenses excluding interest
expense to average net assets(5)	1.17%	1.18%	1.18%	1.18%	1.18%	1.21%
Ratio of net investment income
to average net assets(5)	1.08%	0.67%	1.40%	0.76%	0.81%	0.92%
Portfolio turnover rate(4)	8%	32%	39%	19%	14%	15%

(1)	For an A Class Share outstanding for the entire period. Prior to March 30, 2019, A Class Shares were known as Investor Class Shares.
(2)	The per common share data for the years ended November 30, 2020, 2019, 2018, and 2017 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(3)	Total return does not reflect sales charges.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

TortoiseEcofin	41

Tortoise MLP & Pipeline Fund
Financial Highlights (continued)
C Class

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2022	2021	2020	2019	2018	2017
	(unaudited)
Per Common Share Data(1)
Net asset value, beginning of period	$10.92	$8.18	$11.39	$12.05	$12.61	$13.51
Investment operations:
Net investment income (loss)(2)	(0.01)	(0.07)	0.05	(0.01)	— (3)	0.02
Net realized and unrealized gain (loss)
on investments and translations
of foreign currency(2)	2.90	3.23	(2.94)	(0.23)	(0.23)	(0.62)
Total from investment
operations	2.89	3.23	(2.89)	(0.24)	(0.23)	(0.60)
Less distributions from:
Net investment income	(0.14)	(0.16)	(0.11)	(0.15)	(0.12)	(0.16)
Net realized gains	—	—	—	—	—	—
Return of capital	(0.19)	(0.26)	(0.21)	(0.27)	(0.21)	(0.14)
Total distributions	(0.33)	(0.42)	(0.32)	(0.42)	(0.33)	(0.30)
Net asset value, end of period	$13.48	$10.92	$8.18	$11.39	$12.05	$12.61
Total Return(4)(5)	26.94%	39.00%	(25.41)%	(2.13)%	(1.89)%	(4.51)%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$22,987	$20,625	$19,530	$37,888	$51,458	$58,147
Ratio of expenses to average
net assets(6)	1.92%	1.94%	1.94%	1.93%	1.93%	1.96%
Ratio of expenses excluding interest
expense to average net assets(6)	1.92%	1.93%	1.94%	1.93%	1.93%	1.96%
Ratio of net investment income (loss)
to average net assets(6)	0.33%	(0.08)%	0.64%	0.01%	0.06%	0.17%
Portfolio turnover rate(5)	8%	32%	39%	19%	14%	15%

(1)	For a C Class Share outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2020, 2019, 2018, and 2017 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(3)	Amount per share is less than $0.01.
(4)	Total return does not reflect sales charges.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

42	TortoiseEcofin

2022 Semi-Annual Report | May 31, 2022

Tortoise MLP & Energy Income Fund
Financial Highlights
Institutional Class

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	May 31,	November 30,	November 30,	November 30,	November 30,		November 30,
	2022	2021	2020	2019	2018		2017
	(unaudited)
Per Common Share Data(1)
Net asset value, beginning of period	$6.45	$5.44	$6.74	$7.43	$8.42		$9.70
Investment operations:
Net investment income	0.15	0.10	0.11 (2)	0.81	0.08	(2)	0.11	(2)
Net realized and unrealized gain (loss)
on investments and translations
of foreign currency	1.40	1.38	(0.91)	(0.82)	(0.35)		(0.68)
Total from investment
operations	1.55	1.48	(0.80)	(0.01)	(0.27)		(0.57)
Less distributions from:
Net investment income	(0.05)	(0.07)	(0.08)	(0.01)	(0.43)		(0.16)
Net realized gains	—	—	—	—	—		—
Return of capital	(0.18)	(0.40)	(0.42)	(0.67)	(0.29)		(0.55)
Total distributions	(0.23)	(0.47)	(0.50)	(0.68)	(0.72)		(0.71)
Redemption fee proceeds	—	—	—	— (3)	—	(2)(3)	—	(2)(3)
Net asset value, end of period	$7.77	$6.45	$5.44	$6.74	$7.43		$8.42
Total Return(4)	24.42%	27.63%	(11.83)%	(0.29)%	(3.66)%		(6.03)%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$465,335	$353,595	$291,420	$628,295	$748,415		$735,670
Ratio of expenses to average
net assets(5)	1.13%	1.16%	1.14%	1.17%	1.16%		1.14%
Ratio of expenses excluding interest
expense to average net assets(5)	1.13%	1.16%	1.13%	1.17%	1.16%		1.14%
Ratio of net investment income
to average net assets(5)	1.58%	1.00%	2.02%	1.68%	0.99%		1.23%
Portfolio turnover rate(4)	4%	22%	43%	48%	55%		30%

(1)	For an Institutional Class Share outstanding for the entire period.
(2)	Per share amounts calculated using average shares method.
(3)	Amount per share is less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

TortoiseEcofin	43

Tortoise MLP & Energy Income Fund
Financial Highlights (continued)
A Class

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	May 31,	November 30,	November 30,	November 30,	November 30,		November 30,
	2022	2021	2020	2019	2018		2017
	(unaudited)
Per Common Share Data(1)
Net asset value, beginning of period	$6.60	$5.56	$6.87	$7.56	$8.57		$9.87
Investment operations:
Net investment income	0.05	0.05	0.10 (2)	0.79	0.06	(2)	0.09	(2)
Net realized and unrealized gain (loss)
on investments and translations
of foreign currency	1.53	1.44	(0.93)	(0.80)	(0.36)		(0.69)
Total from investment
operations	1.58	1.49	(0.83)	(0.01)	(0.30)		(0.60)
Less distributions from:
Net investment income	(0.05)	(0.06)	(0.07)	(0.01)	(0.42)		(0.16)
Net realized gains	—	—	—	—	—		—
Return of capital	(0.18)	(0.39)	(0.41)	(0.67)	(0.29)		(0.54)
Total distributions	(0.23)	(0.45)	(0.48)	(0.68)	(0.71)		(0.70)
Redemption fee proceeds	—	—	—	— (3)	—	(2)(3)	—	(2)(3)
Net asset value, end of period	$7.95	$6.60	$5.56	$6.87	$7.56		$8.57
Total Return(4)(5)	24.19%	27.19%	(11.96)%	(0.41)%	(3.95)%		(6.26)%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$45,848	$38,146	$32,256	$45,492	$55,436		$62,135
Ratio of expenses to average
net assets(6)	1.38%	1.41%	1.39%	1.42%	1.41%		1.39%
Ratio of expenses excluding interest
expense to average net assets(6)	1.38%	1.41%	1.38%	1.42%	1.41%		1.39%
Ratio of net investment income
to average net assets(6)	1.33%	0.75%	1.76%	1.43%	0.74%		0.98%
Portfolio turnover rate(5)	4%	22%	43%	48%	55%		30%

(1)	For an A Class Share outstanding for the entire period.
(2)	Per share amounts calculated using average shares method.
(3)	Amount per share is less than $0.01.
(4)	Total return does not reflect sales charges.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

44	TortoiseEcofin

2022 Semi-Annual Report | May 31, 2022

Tortoise MLP & Energy Income Fund
Financial Highlights (continued)
C Class

	Six Months Ended	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	May 31,	November 30,		November 30,	November 30,	November 30,		November 30,
	2022	2021		2020	2019	2018		2017
	(unaudited)
Per Common Share Data(1)
Net asset value, beginning of period	$6.60	$5.57		$6.89	$7.59	$8.60		$9.90
Investment operations:
Net investment income (loss)	(0.05)	(0.18	)(3)	0.06 (3)	0.67	—	(2)(3)	0.02	(3)
Net realized and unrealized gain (loss)
on investments and translations
of foreign currency	1.60	1.63		(0.94)	(0.75)	(0.37)		(0.69)
Total from investment
operations	1.55	1.45		(0.88)	(0.08)	(0.37)		(0.67)
Less distributions from:
Net investment income	(0.02)	(0.06)		(0.07)	(0.01)	(0.38)		(0.14)
Net realized gains	—	—		—	—	—		—
Return of capital	(0.18)	(0.36)		(0.37)	(0.61)	(0.26)		(0.49)
Total distributions	(0.20)	(0.42)		(0.44)	(0.62)	(0.64)		(0.63)
Redemption fee proceeds	—	—		—	— (2)	—	(2)(3)	—	(2)(3)
Net asset value, end of period	$7.95	$6.60		$5.57	$6.89	$7.59		$8.60
Total Return(4)(5)	23.83%	26.35%		(12.72)%	(1.30)%	(4.64)%		(6.95)%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$26,573	$23,303		$23,650	$46,979	$55,341		$68,541
Ratio of expenses to average
net assets(6)	2.13%	2.16%		2.14%	2.17%	2.16%		2.14%
Ratio of expenses excluding interest
expense to average net assets(6)	2.13%	2.16%		2.13%	2.17%	2.16%		2.14%
Ratio of net investment income (loss)
to average net assets(6)	0.58%	(0.00)%		1.02%	0.68%	(0.01)%		0.23%
Portfolio turnover rate(5)	4%	22%		43%	48%	55%		30%

(1)	For a C Class Share outstanding for the entire period.
(2)	Amount per share is less than $0.01.
(3)	Per share amounts calculated using average shares method.
(4)	Total return does not reflect sales charges.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

TortoiseEcofin	45

Ecofin Global Energy Transition Fund
Financial Highlights
Institutional Class

		Period from
	Six Months	Inception(1) to
	Ended May 31,	November 30,
	2022	2021
	(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$10.22	$10.00
Investment operations:
Net investment income	0.14	— (3)
Net realized and unrealized gain (loss) on investments
and translations of foreign currency	(2.09)	0.22
Total from investment operations	(1.95)	0.22
Less distributions from:
Net investment income	(0.18)	—
Net realized gains	—	—
Return of capital	—	—
Total distributions	(0.18)	—
Net asset value, end of period	$8.09	$10.22
Total Return(4)	(19.41)%	14.06%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$42,164	$50,609
Ratio of expenses to average net assets:
Before expense waiver(5)	1.32%	1.86%
After expense waiver(5)	0.90%	0.90%
Ratio of net investment income (loss) to average net assets:
Before expense waiver(5)	0.05%	(1.20)%
After expense waiver(5)	0.47%	(0.24)%
Portfolio turnover rate(4)	28%	13%

(1)	October 15, 2021.
(2)	For an Institutional Class Share outstanding for the entire period.
(3)	Amount per share is less than $0.01.
(4)	Not annualized.
(5)	Annualized.

See accompanying Notes to Financial Statements.

46	TortoiseEcofin

2022 Semi-Annual Report | May 31, 2022

Ecofin Global Energy Transition Fund
Financial Highlights (continued)
A Class

		Period from
	Six Months	Inception(1) to
	Ended May 31,	November 30,
	2022	2021
	(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$9.97	$10.00
Investment operations:
Net investment income	0.04	— (3)
Net realized and unrealized loss on investments and translations of foreign currency	(1.95)	(0.03)
Total from investment operations	(1.91)	(0.03)
Less distributions from:
Net investment income	(0.18)	—
Net realized gains	—	—
Return of capital	—	—
Total distributions	(0.18)	—
Net asset value, end of period	$7.88	$9.97
Total Return(4)(5)	(19.55)%	13.69%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$31	$60
Ratio of expenses to average net assets:
Before expense waiver(6)	1.57%	2.11%
After expense waiver(6)	1.15%	1.15%
Ratio of net investment income (loss) to average net assets:
Before expense waiver(6)	(0.20)%	(1.37)%
After expense waiver(6)	0.22%	(0.49)%
Portfolio turnover rate(5)	28%	13%

(1)	October 18, 2021.
(2)	For an A Class Share outstanding for the entire period.
(3)	Amount per share is less than $0.01.
(4)	Total return does not reflect sales charges.
(5)	Not annualized.
(6)	Annualized

See accompanying Notes to Financial Statements.

TortoiseEcofin	47

Ecofin Global Renewables Infrastructure Fund
Financial Highlights
Institutional Class

			Period from
	Six Months	Year Ended	Inception(1) to
	Ended May 31,	November 30,	November 30,
	2022	2021	2020
	(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$12.64	$11.42	$10.00
Investment operations:
Net investment income	0.03	0.15 (3)	0.04
Net realized and unrealized gain (loss) on investments and translations
of foreign currency	(0.29)	1.43	1.40
Total from investment operations	(0.26)	1.58	1.44
Less distributions from:
Net investment income	(0.13)	(0.28)	(0.02)
Net realized gains	(0.21)	(0.05)	—
Return of capital	(0.09)	(0.03)	—
Total distributions	(0.43)	(0.36)	(0.02)
Net asset value, end of period	$11.95	$12.64	$11.42
Total Return(4)	(2.21)%	14.02%	14.43%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$341,621	$368,864	$108,048
Ratio of expenses to average net assets:
Before expense waiver/recoupment(5)	0.90%	0.96%	1.46%
After expense waiver/recoupment(5)	0.92%	1.00%	1.00%
Ratio of net investment income to average net assets:
Before expense waiver/recoupment(5)	0.58%	1.30%	1.05%
After expense waiver/recoupment(5)	0.56%	1.26%	1.51%
Portfolio turnover rate(4)	25%	41%	20%

(1)	August 7, 2020.
(2)	For an Institutional Class Share outstanding for the entire period.
(3)	Per share amounts calculated using average shares method.
(4)	Not annualized for periods less than one year.
(5)	Annualized for period less than one year.

See accompanying Notes to Financial Statements.

48	TortoiseEcofin

2022 Semi-Annual Report | May 31, 2022

Ecofin Global Renewables Infrastructure Fund
Financial Highlights (continued)
A Class

			Period from
	Six Months	Year Ended	Inception(1) to
	Ended May 31,	November 30,	November 30,
	2022	2021	2020
	(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$12.65	$11.44	$9.72
Investment operations:
Net investment income	0.05	0.13 (3)	0.03
Net realized and unrealized gain (loss) on investments and translations
of foreign currency	(0.33)	1.44	1.70
Total from investment operations	(0.28)	1.57	1.73
Less distributions from:
Net investment income	(0.10)	(0.28)	(0.01)
Net realized gains	(0.21)	(0.05)	—
Return of capital	(0.09)	(0.03)	—
Total distributions	(0.40)	(0.36)	(0.01)
Net asset value, end of period	$11.97	$12.65	$11.44
Total Return(3)(4)	(2.28)%	13.66%	17.82%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$3,493	$4,983	$1,338
Ratio of expenses to average net assets:
Before expense waiver/recoupment(5)	1.15%	1.21%	2.08%
After expense waiver/recoupment(5)	1.17%	1.25%	1.25%
Ratio of net investment income to average net assets:
Before expense waiver/recoupment(5)	0.33%	1.05%	2.43%
After expense waiver/recoupment(5)	0.31%	1.01%	3.26%
Portfolio turnover rate(4)	25%	41%	20%

(1)	September 25, 2020.
(2)	For an A Class Share outstanding for the entire period.
(3)	Per share amounts calculated using average shares method.
(3)	Total return does not reflect sales charges.
(4)	Not annualized.
(5)	Annualized.

See accompanying Notes to Financial Statements.

TortoiseEcofin	49

Ecofin Sustainable Water Fund
Financial Highlights
Institutional Class

Period from
Inception(1) to
May 31, 2022
Per Common Share Data(2)
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income	0.02
Net realized and unrealized loss on investments and translations of foreign currency	(0.86)
Total from investment operations	(0.84)
Less distributions from:
Net investment income	—
Net realized gains	—
Return of capital	—
Total distributions	—
Net asset value, end of period	$9.16
Total Return(3)	(8.40)%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$1,928
Ratio of expenses to average net assets:
Before expense waiver(4)	14.31%
After expense waiver(4)	0.95%
Ratio of net investment loss to average net assets:
Before expense waiver(4)	(12.81)%
After expense waiver(4)	0.55%
Portfolio turnover rate(3)	8%

(1)	February 4, 2022.
(2)	For an Institutional Class Share outstanding for the entire period.
(3)	Not annualized.
(4)	Annualized.

See accompanying Notes to Financial Statements.

50	TortoiseEcofin

2022 Semi-Annual Report | May 31, 2022

Ecofin Sustainable Water Fund
Financial Highlights (continued)
A Class

Period from
Inception(1) to
May 31, 2022
Per Common Share Data(2)
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income	0.01
Net realized and unrealized loss on investments and translations of foreign currency	(0.86)
Total from investment operations	(0.85)
Less distributions from:
Net investment income	—
Net realized gains	—
Return of capital	—
Total distributions	—
Net asset value, end of period	$9.15
Total Return(3)(4)	(8.50)%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$23
Ratio of expenses to average net assets:
Before expense waiver(5)	14.56%
After expense waiver(5)	1.20%
Ratio of net investment loss to average net assets:
Before expense waiver(5)	(13.07)%
After expense waiver(5)	0.29%
Portfolio turnover rate(4)	8%

(1)	February 4, 2022.
(2)	For an A Class Share outstanding for the entire period.
(3)	Total return does not reflect sales charges.
(4)	Not annualized.
(5)	Annualized.

See accompanying Notes to Financial Statements.

TortoiseEcofin	51

Notes to Financial Statements (unaudited)
May 31, 2022

1. Organization

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Tortoise MLP & Pipeline Fund (“MLP & Pipeline Fund”), the Tortoise MLP & Energy Income Fund (“MLP & Energy Income Fund”), the Ecofin Global Energy Transition Fund (“Global Energy Transition Fund”) the Ecofin Global Renewables Infrastructure Fund (“Global Renewables Infrastructure Fund”) and the Ecofin Sustainable Water Fund (“Sustainable Water Fund”) (or collectively, “the Funds”) are each a non-diversified series with their own investment objectives and policies within the Trust. The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications (“ASC”) 946, Financial Services Investment Companies.

The investment objective of the MLP & Pipeline Fund is total return. The MLP & Pipeline Fund seeks to achieve its objective by investing primarily in equity securities of master limited partnerships (“MLPs”) and pipeline companies that own and operate a network of energy infrastructure asset systems that transport, store, distribute, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids. The MLP & Pipeline Fund commenced operations on May 31, 2011.

The investment objective of the MLP & Energy Income Fund is primarily to seek current income and secondarily to seek long-term capital appreciation. The MLP & Energy Income Fund primarily invests in equity and debt securities of MLPs focused in the energy infrastructure sector and in equity and debt securities of other companies focused in the energy infrastructure sector. The MLP & Energy Income Fund commenced operations on December 27, 2010. On June 25, 2021, the Tortoise MLP & Energy Infrastructure Fund (the “Acquired Fund”) merged into the MLP & Energy Income Fund. All shares of the Acquired Fund were exchanged for shares of the MLP & Energy Income Fund on a pro rata basis immediately after the closing date. This merger qualified as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code.

The investment objective of the Global Energy Transition Fund is to generate long-term total return. The Global Energy Transition Fund primarily invests in equity securities of companies that are positively exposed to long-term structural trends related to the energy transition associated with decarbonization. The strategy is focused on changes in the way energy is produced and consumed globally. The Global Energy Transition Fund commenced operations on October 15, 2021.

The investment objective of the Global Renewables Infrastructure Fund is to generate long-term total return derived principally from a combination of capital appreciation and income over time. the Fund will principally focus its investment activities in equity securities of companies who are developers, owners and operators, in full or in part, of renewable electricity technology plants and systems, and related infrastructure investments. The Fund will typically emphasize those companies achieving measurable improvements in overall emissions, as defined as those gases and particles that are exhausted into the air as a result of fuel combustion-related activities, relative to their market peers. The Fund’s investments in equity securities may include investments in other investment companies, real estate investment trusts, foreign investment funds, preferred stocks, rights, warrants, convertible securities, and initial public offerings. The Fund will be invested in a range of both developed and non-developed markets, commensurate with its investment criteria. The Fund considers non-developed market countries to be those countries defined as such by the MSCI Market Classification Framework. The Global Renewables Infrastructure Fund commenced operations on August 7, 2020.

The investment objective of the Sustainable Water Fund is to generate long-term total return by investing primarily in equity securities of companies that design, build, own and operate water and water-related environmental infrastructure, as well as companies that provide the technology, equipment, and services to transport, treat and test water and advance water-related environmental protection and remediation. The Fund commenced operations on February 4, 2022.

The MLP & Pipeline Fund and the MLP & Energy Income Fund offer three classes of shares: the Institutional Class, the A Class and the C Class. The Global Energy Transition Fund, the Global Renewables Infrastructure Fund and the Sustainable Water Fund offer two classes of shares: The Institutional Class and the A Class. Institutional Class shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts. A Class shares may be subject to a front-end sales charge of up to 5.50%. Prior to November 15, 2019, the MLP & Pipeline Fund A Class shares were subject to a front-end sales charge of up to 5.75%. C Class shares may be subject to a deferred sales charge of up to 1.00%.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

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Notes to Financial Statements (unaudited) (continued)

Foreign Currency Translation — The books and records relating to the Funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases: (1) market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and (2) purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. The Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Federal Income Taxes — The Funds intend to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required. As of November 30, 2021, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations. During the period ended November 30, 2021, the Global Renewables Infrastructure Fund incurred $1,982 in income tax expense. During the period ended November 30, 2021, the MLP & Pipeline Fund, the MLP & Energy Income Fund and Global Energy Transition Fund did not incur any interest or penalties. The Sustainable Water Fund is subject to examination by U.S. taxing authorities for the period since the commencement of operations. The Global Energy Transition Fund is subject to examination by U.S. taxing authorities for the period ended November 30, 2021. The Global Renewables Infrastructure Fund is subject to examination by U.S. taxing authorities for the year ended November 30, 2020 through 2021. The MLP & Pipeline Fund and the MLP & Energy Income Fund are subject to examination by U.S. taxing authorities for the tax years ended November 30, 2018 through 2021.

Securities Transactions, Income and Distributions — Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Distributions received from the Funds’ investments generally are comprised of ordinary income and return of capital. The Funds allocate distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds.

During the period ended May 31, 2022, the MLP & Pipeline Fund reallocated the amount of return of capital recognized based on the 2021 tax reporting information received. The impact of this adjustment is a decrease to return of capital by approximately $2,594,758.

During the period ended May 31, 2022, the MLP & Energy Income Fund reallocated the amount of return of capital recognized based on the 2021 tax reporting information received. The impact of this adjustment is an increase to return of capital by approximately $151,505.

During the period ended May 31, 2022, the Ecofin Global Renewables Infrastructure Fund reallocated the amount of return of capital recognized based on the 2021 tax reporting information received. The impact of this adjustment is an increase to return of capital by approximately $318,765.

The Global Energy Transition Fund, Global Renewables Infrastructure Fund and Sustainable Water Fund will make distributions of net investment income, if any, semi-annually and net realized capital gains, if any, annually. The MLP & Pipeline Fund and the MLP & Energy Income Fund will make distributions of net investment income, if any, quarterly and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% and 1.00% of average daily net assets of A Class shares and C Class shares, respectively. Trust expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

TortoiseEcofin	53

Notes to Financial Statements (unaudited) (continued)

Illiquid or Restricted Securities — A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value. Each Fund will not hold more than 15% of the value of its net assets in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value. At May 31, 2022, the Funds did not hold any illiquid securities.

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

3. Securities Valuation

The Funds have adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical assets or liabilities.

Level 2 —

Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. Each Fund’s investments are carried at fair value.

Common stock (including MLPs) — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Corporate and Municipal Bonds — Corporate and municipal bonds, including listed issues, are valued at fair value on the basis of valuation furnished by an independent pricing service which utilized both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Restricted Securities — Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a Fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using fair value procedures. Such fair value procedures may consider factors such as discounts to publicly traded issues and time until conversion date.

Derivative Instruments — Listed derivatives, including options, rights, swaps, warrants and futures that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset value per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

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2022 Semi-Annual Report | May 31, 2022

Notes to Financial Statements (unaudited) (continued)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value each Fund’s securities by level within the fair value hierarchy as of May 31, 2022:

MLP & Pipeline Fund	Level 1	Level 2	Level 3	Total
Common stock	$1,937,020,496	$—	$—	$1,937,020,496
Master limited partnerships	598,695,454	—	—	598,695,454
Short-term investment	15,280,095	—	—	15,280,095
Total investments in securities	$2,550,996,045	$—	$—	$2,550,996,045

MLP & Energy Income Fund	Level 1	Level 2	Level 3	Total
Common stock	$306,914,151	$—	$—	$306,914,151
Master limited partnerships	110,268,502	—	—	110,268,502
Corporate bonds	—	93,672,419	—	93,672,419
Short-term investment	25,367,230	—	—	25,367,230
Total investments in securities	$442,549,883	$93,672,419	$—	$536,222,302

Global Energy Transition Fund	Level 1	Level 2	Level 3	Total
Common stock	$13,269,202	$22,094,419	$—	$35,363,621
Preferred Stock	—	1,944,518	—	1,944,518
Short-term investment	327,085	—	—	327,085
Total investments in securities	$13,596,287	$24,038,937	$—	$37,635,224

As of May 31, 2022, the Fund’s investments in other financial instruments* were classified as follows:
Swap Contracts	$(180,803)	$—	$—	$(180,803)
Total Other Financial Instruments	$(180,803)	$—	$—	$(180,803)

Global Renewables Infrastructure Fund	Level 1	Level 2	Level 3	Total
Common stock	$185,770,845	$111,321,255	$—	$297,092,100
Master limited partnership	8,283,949	—	—	8,283,949
Short-term investment	4,384,180	—	—	4,384,180
Total investments in securities	$198,438,974	$111,321,255	$—	$309,760,229

As of May 31, 2022, the Fund’s investments in other financial instruments* were classified as follows:
Swap Contracts	$(3,884,896)	$—	$—	$(3,884,896)
Total Other Financial Instruments	$(3,884,896)	$—	$—	$(3,884,896)

Sustainable Water Fund	Level 1	Level 2	Level 3	Total
Common stock	$1,485,734	$368,134	$—	$1,853,868
Short-term investment	83,575	—	—	83,575
Total investments in securities	$1,569,309	$368,134	$—	$1,937,443

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, swap contracts and written options. Swap contracts are presented at the unrealized appreciation (depreciation) on the instruments.

Refer to each Fund’s Schedule of Investments for additional industry information.

4. Derivatives Transactions

The Funds may use derivatives for different purposes, such as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The various derivative instruments that the Funds may use are options, futures contracts and options on futures contracts and other derivative securities. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund investing in a derivative instrument could lose more than the principal amount invested.

FASB Accounting Standards Codification 815, Derivatives and Hedging (“ASC 815”) requires enhanced disclosures about each Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on each Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit

TortoiseEcofin	55

Notes to Financial Statements (unaudited) (continued)

contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

For the year ended May 31, 2022, the Funds’ average quarterly notional values are as follows:

Long Total Return
Fund	Swap Contracts
Global Energy Transition Fund	$4,552,660
Global Renewables Infrastructure Fund	$37,453,190

The locations on the Statements of Assets and Liabilities of the Funds’ derivative positions by type of exposure, all of which are not accounted for as hedging instruments under ASC 815, are as follows:

Values of Derivative Instruments as of May 31, 2022, on the Statements of Assets and Liabilities:

Global Energy Transition Fund
	Assets		Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value	Location	Fair Value
Equity Contracts – Swap	Net Assets – unrealized		Net Assets – unrealized
Contracts	appreciation on swap contracts**	$—	depreciation on swap contracts**	$180,803

**	Includes cumulative appreciation/depreciation on swap contracts as reported in the Schedule of Open Swap Contracts.

The effect of Derivative Instruments on the Statements of Operations for the period ended May 31, 2022:

Amount of Realized Gain (Loss) on Derivatives

Global Energy
Transition Fund
Derivatives not accounted for as
hedging instruments under ASC 815	Swap Contracts
Equity Contracts	$(521,990)

Change in Unrealized Appreciation or (Depreciation) on Derivatives

Global Energy
Transition Fund
Derivatives not accounted for as
hedging instruments under ASC 815	Swap Contracts
Equity Contracts	$5,976

Values of Derivative Instruments as of May 31, 2022, on the Statements of Assets and Liabilities:

Global Renewables Infrastructure Fund
	Assets		Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value	Location	Fair Value
Equity Contracts – Swap	Net Assets – unrealized		Net Assets – unrealized
Contracts	appreciation on swap contracts**	$—	depreciation on swap contracts**	$3,884,896

**	Includes cumulative appreciation/depreciation on swap contracts as reported in the Schedule of Open Swap Contracts.

The effect of Derivative Instruments on the Statements of Operations for the period ended May 31, 2022:

Amount of Realized Gain (Loss) on Derivatives

Global Renewables
Infrastructure Fund
Derivatives not accounted for as
hedging instruments under ASC 815	Swap Contracts
Equity Contracts	$9,395,639

Change in Unrealized Appreciation or (Depreciation) on Derivatives

Global Renewables
Infrastructure Fund
Derivatives not accounted for as
hedging instruments under ASC 815	Swap Contracts
Equity Contracts	$158,473

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2022 Semi-Annual Report | May 31, 2022

Notes to Financial Statements (unaudited) (continued)

Balance Sheet Offsetting Information

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statements of Assets and Liabilities as of May 31, 2022.

Global Energy Transition Fund

Gross Amounts Not Offset in
Statements of Assets and Liabilities
		Gross Amounts	Net Amounts
		Offset in	of Assets Presented
	Gross Amounts	Statements of	in Statements of	Financial	Cash Collateral
Assets:	Recognized	Assets and Liabilities	Assets and Liabilities	Instruments	Pledged	Net Amount
Swap Contracts	$33,027	$(33,027)	$—	$—	$—	$—

Liabilities:
Swap Contracts	$213,830	$(33,027)	$180,803	$—	$180,803	$—

Global Renewables Infrastructure Fund
Gross Amounts Not Offset in
Statements of Assets and Liabilities
		Gross Amounts	Net Amounts
		Offset in	of Assets Presented
	Gross Amounts	Statements of	in Statements of	Financial	Cash Collateral
Assets:	Recognized	Assets and Liabilities	Assets and Liabilities	Instruments	Pledged	Net Amount
Swap Contracts	$—	$—	$—	$—	$—	$—

Liabilities:
Swap Contracts	$3,884,896	$—	$3,884,896	$—	$3,884,896	$—

During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, each fund manages its cash collateral and securities collateral on a counterparty basis. As of May 31, 2022, the Funds did not enter into any netting agreements which would require any portfolio securities to be netted.

5. Concentration Risk & General Risk

The MLP & Pipeline Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of MLP and pipeline companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

The MLP & Energy Income Fund seeks to achieve their investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of companies focused in the energy infrastructure sector. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

The Global Energy Transition Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of energy transition companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

The Global Renewables Infrastructure Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of renewable infrastructure companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

The Sustainable Water Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of sustainable water companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged econom icimpact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Funds.

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Notes to Financial Statements (unaudited) (continued)

6. Investment Advisory Fee and Other Transactions with Affiliates

The Trust has an agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”) to furnish investment advisory services to the Funds. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.80% for the Global Energy Transition Fund and Sustainable Water Fund, 0.75% for the Global Renewables Infrastructure Fund, 0.85% for the MLP & Pipeline Fund, and 1.00% for the MLP & Energy Income Fund of each Fund’s average daily net assets.

The Funds’ Adviser has contractually agreed to reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for each Fund do not exceed 0.90% for the Global Energy Transition Fund, 1.00% for the Global Renewables Infrastructure Fund, 0.95% of the Sustainable Water Fund, 1.10% for the MLP & Pipeline Fund and 1.25% for the MLP & Energy Income Fund of the average daily net assets of each Fund. Expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the date on which such reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the expense reimbursement occurred and at the time of recoupment. The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Fund’s prospectus. During the period ended May 31, 2022, the Adviser recouped expenses of $32,045 relating to previously waived fees for the Global Renewables Infrastructure Fund. Reimbursed expenses subject to potential recovery by month of expiration are as follows:

Global Energy Transition Fund		Sustainable Water Fund
June 2022 – November 2022	$—	June 2022 – November 2022	$—
December 2022 – November 2023	—	December 2022 – November 2023	—
December 2023 – November 2024	61,002	December 2023 – November 2024	—
December 2024 – May 2025	94,874	December 2024 – May 2025	84,780

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) acts as the Funds’ Administrator, Transfer Agent and fund accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Funds. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals. The officers of the Trust including the Chief Compliance Officer are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate of 0.07% of the first $125 million of the average daily net assets of each fund, 0.05% on the next $250 million of the average daily net assets and 0.0325% of the daily average net assets in excess of $375 million, subject to an annual minimum of $60,000 per fund. Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the year ended May 31, 2022 are disclosed in the Statements of Operations.

7. Distribution Costs

The MLP & Pipeline Fund and MLP & Energy Income have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the A Class and the C Class. The Global Energy Transition Fund and Global Renewables Infrastructure Fund has adopted a Distribution Plan pursuant to Rule 12b-1 in the A Class. The Plan permits each Fund to pay for distribution and related expenses at an annual rate of 0.25% of the A Class and 1.00% of the C Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. For the period ended May 31, 2022, expenses incurred by the A Class and C Class pursuant to the Plan were as follows:

Fund	A Class	C Class
MLP & Pipeline Fund	$231,037	$107,613
MLP & Energy Income	51,238	123,673
Global Energy Transition Fund	61	N/A
Global Renewables Infrastructure Fund	4,998	N/A
Sustainable Water Fund	19	N/A

8. Investment Transactions

The aggregate purchases and sales, excluding U.S. government securities and short-term investments, by the Funds for the period ended May 31, 2022, were as follows:

Fund	Purchases	Sales
MLP & Pipeline Fund	$356,341,702	$185,664,591
MLP & Energy Income Fund	31,988,060	17,800,111
Global Energy Transition Fund	14,135,290	10,955,032
Global Renewables Infrastructure Fund	105,564,277	76,795,265
Sustainable Water Fund	2,145,723	114,116

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2022 Semi-Annual Report | May 31, 2022

Notes to Financial Statements (unaudited) (continued)

9. Federal Tax Information

As of November 30, 2021, the Funds’ most recent fiscal year end, cost basis of investments for federal income tax purposes and the components of accumulated losses on a tax basis were as follows:

	MLP & Pipeline	MLP & Energy	Global Energy	Global Renewables
	Fund	Income Fund	Transition Fund	Infrastructure Fund
Cost of investments	$1,653,914,602	$295,139,759	$39,252,144	$277,555,588
Gross unrealized appreciation	$567,356,029	$156,582,956	$8,278,865	$39,097,027
Gross unrealized depreciation	(583,189,093)	(122,504,527)	(3,534,267)	(15,778,776)
Net unrealized appreciation (depreciation)	(15,833,064)	34,078,429	4,744,598	23,318,251
Undistributed ordinary income	—	—	817,493	964,918
Undistributed long-term capital gain	—	—	671,651	5,970,675
Total distributable earnings	—	—	1,489,144	6,935,593
Other accumulated losses	(1,023,846,865)	(446,181,054)	—	—
Total accumulated gain (loss)	$(1,039,679,929)	$(412,102,625)	$6,233,742	$30,253,844

The difference between book and tax-basis cost is attributable primarily to wash sales and MLP adjustments, if any.

As of November 30, 2021, the MLP & Pipeline Fund and the MLP & Energy Income Fund had short-term capital loss carryforwards of $72,621,605 and $150,561,720, respectively, and long-term capital loss carryforwards of $951,225,260, $162,556,656, respectively, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. In addition to the total capital loss carryforward, the MLP & Energy Income Fund has a short-term carryforward of $60,745,779 and a long-term carryforward of $72,316,510 that it inherited as the result of the merger with Tortoise MLP & Energy Infrastructure Fund. These capital loss carryforwards are further subject to an initial annual limitation of $63,805 and $75,901 in short-term and long-term carryforwards, respectively, pursuant to Section 382. To the extent the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains. For the MLP & Pipeline Fund and MLP & Energy Income Fund, the capital gains and losses have been estimated based on information currently available and are subject to revision upon receipt of the 2021 tax reporting information from the individual MLPs.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending November 30 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are any net ordinary capital losses incurred between January 1 and the end of their fiscal year, November 30, 2021. For the taxable year ended November 30, 2021, The MLP & Pipeline Fund, the MLP & Energy Income Fund, Global Energy Transition, and the Global Renewables Infrastructure Fund do not plan to defer any late year losses.

During the period ended May 31, 2022, the Funds paid the following distributions to shareholders:

				Global Renewables
	MLP & Pipeline	MLP & Energy	Global Energy	Infrastructure	Sustainable Water
	Fund	Income Fund	Transition Fund	Fund	Fund
Ordinary income*	$37,647,003	$3,773,146	$918,044	$3,848,593	$—
Long-term capital gains**	—	—	—	6,441,988	—
Return of capital	33,452,399	11,661,571	—	2,436,546	—
Total distributions	$71,099,402	$15,434,717	$918,044	$12,727,127	$—

During the year ended November 30, 2021, the Funds paid the following distributions to shareholders:
				Global Renewables
	MLP & Pipeline	MLP & Energy	Global Energy	Infrastructure
	Fund	Income Fund	Transition Fund	Fund
Ordinary income*	$29,493,748	$3,987,809	$—	$6,804,703
Long-term capital gains**	—	—	—	—
Return of capital	50,690,785	24,589,812	—	—
Total distributions	$80,184,533	$28,577,621	$—	$6,804,703

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Funds designate as long-term capital gain distributions, pursuant to Internal Revenue Code Section 852(b)(3)(c).

TortoiseEcofin	59

Notes to Financial Statements (unaudited) (continued)

10. Transactions with Affiliates

If the Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The MLP & Pipeline Fund conducted transactions during the period ended May 31, 2022 with affiliated companies as so defined:

	Beginning shares	Additions	Reductions	Ending shares
Plains GP Holdings L.P.	9,372,593	2,174,667	1,193,132	10,354,128

					Change in
	Value as of			Realized	Unrealized
	May 31, 2022	Dividend Income	Return of Capital	Gain (Loss)	Appreciation
Plains GP Holdings L.P.	$123,835,371	$—	$4,309,826	$7,524,720	$17,178,350

11. Line of Credit

The Funds have established a line of credit (“LOC”) in the amount of $150,000,000. Borrowings under the loan agreement are charged an interest rate equal to prime, 4.00% as of May 31, 2022. This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds custodian, U.S. Bank, N.A. During the period ended May 31, 2022, the MLP & Energy Income Fund and Global Energy Transition Fund did not have any borrowings under the LOC. During the period ended May 31, 2022, the MLP & Pipeline Fund and Global Renewables Infrastructure Fund activity was as follows:

			Amount
	Average	Weighted-Average	Outstanding as of
Fund	Borrowings	Interest Rate	May 31, 2022
MLP & Pipeline Fund	$181,211	3.30%	$—
Global Renewables Infrastructure Fund	65,562	3.29%	—

12. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of May 31, 2022, each Fund’s percentage of control ownership positions greater than 25% are as follows:

Fund	Shareholder	Percent of Shares Held
MLP & Energy Income Fund	Merrill Lynch, Pierce, Fenner & Smith Inc.	37.00%
Global Energy Transition Fund	JP Morgan Securities, LLC	91.57%
Global Renewables Infrastructure Fund	JP Morgan Securities, LLC	29.79%
Global Renewables Infrastructure Fund	National Financial Services, LLC	35.50%
Sustainable Water Fund	Tortoise Capital Advisors, L.L.C	95.06%

13. Recent Regulatory Update

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements, if any.

On October 28, 2020, the SEC adopted a new rule providing a comprehensive approach to the regulation of funds’ use of derivatives (“Rule 18f-4”). Rule 18f-4 requires a fund to adopt and implement a written derivatives risk management program. The program will institute a standardized risk management framework for funds, while also permitting principles-based tailoring to the fund’s particular derivatives risks. Derivatives risks include leverage, market, counterparty, liquidity, operational, and legal risks. The program must include risk guidelines, stress testing, backtesting, internal reporting and escalation, and program review elements. The Fund will be required to comply with the rule by August 19, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements, if any.

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Investment Advisory Agreement (unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT – Tortoise Capital Advisors, L.L.C.

APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT — Ecofin Advisors Limited

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 22-23, 2022, the Trust’s Board of Trustees (“Board”), each of whom were present virtually via video conference, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and Tortoise Capital Advisors, L.L.C. (“Tortoise” or the “Adviser”) regarding the Tortoise MLP & Pipeline Fund, Tortoise MLP & Energy Income Fund and Ecofin Global Renewable Infrastructure Fund (each a “Fund” or collectively, the “Funds”) (the “Investment Advisory Agreement”) and the investment sub-advisory agreement between Tortoise and Ecofin Advisors Limited (“Ecofin” or “Sub-Adviser”) regarding the Ecofin Global Renewable Infrastructure Fund (the “Sub-Advisory Agreement”), each for another annual term.

Prior to this meeting and at a meeting held on January 11, 2022, the Trustees received and considered information from Tortoise, Ecofin and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”). Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement and the Sub-Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to each Fund: (1) the nature, extent, and quality of the services provided by Tortoise with respect to each Fund and by Ecofin with respect to the Ecofin Global Renewable Infrastructure Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by Tortoise; (3) the costs of the services provided by Tortoise and Ecofin (with respect to the Ecofin Global Renewable Infrastructure Fund) and the profits realized by Tortoise from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Tortoise and its affiliates and Ecofin resulting from services rendered to the Fund. In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, did not identify any particular information that was all-important or controlling, and considered the information and made its determinations for each Fund separately and independently of the other Funds.

Based upon the information provided to the Board throughout the course of the year, including at an in-person presentation by representatives of Tortoise, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Tortoise set forth in the Investment Advisory Agreement, as it relates to each Fund, and between Tortoise and Ecofin as set forth in the Sub-Advisory Agreement as it relates to the Ecofin Global Renewable Infrastructure Fund, continue to be fair and reasonable in light of the services that Tortoise and Ecofin each perform, the investment advisory fees that each Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement, as it relates to each Fund, are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Tortoise provides under the Investment Advisory Agreement with respect to each Fund, and under the and Sub-Advisory Agreement with respect to the Ecofin Global Renewable Infrastructure Fund, noting that such services include, but are not limited to, the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold, or otherwise disposed of, and the timing of such transactions; (3) voting all proxies, if any, with respect to each Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Tortoise or Ecofin effects on behalf of a Fund; (5) selecting broker-dealers to execute orders on behalf of a Fund; and (6) monitoring and maintaining each Fund’s compliance with policies and procedures of the Trust and with applicable securities laws. The Trustees reviewed Tortoise’s assets under management, financial statements, and capitalization, as well as Tortoise’s affiliation with Lovell Minnick Partners, LLC, a private equity firm and SEC registered investment adviser. In that regard, the Trustees concluded that Tortoise had sufficient resources to support the management of the Fund. The Trustees considered the specialized investment strategies that Tortoise uses to manage the Funds, Tortoise’s experience in implementing similar strategies for other registered funds, and the significant investment experience

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Investment Advisory Agreement (unaudited) (continued)

of Tortoise and its portfolio managers in the energy industry. The Trustees further noted that Ecofin is responsible for portfolio management and trading for the Ecofin Global Renewable Infrastructure Fund, and that Tortoise is responsible for oversight of Ecofin, providing back office support to Ecofin with respect to shareholder servicing, compliance and Board reporting. The Trustees also reviewed Ecofin’s assets under management, financial statements and its capitalization. The Trustees concluded that The Trustees concluded that Ecofin had sufficient resources to support Ecofin’s management of the Ecofin Global Renewable Infrastructure Fund. The Trustees concluded that they are satisfied with the nature, extent and quality of services that Tortoise provides to each of the Funds under the Investment Advisory Agreement and the services the Ecofin provides to the Ecofin Global Renewable Infrastructure Fund under the Sub-Advisory Agreement.

Fund Historical Performance and the Overall Performance of Tortoise. In assessing the quality of the portfolio management delivered by Tortoise, and Ecofin, with respect to the Ecofin Global Renewable Infrastructure Fund, the Trustees reviewed the short-term and longer-term performance of each Fund on both an absolute basis and in comparison to an appropriate securities benchmark index, each Fund’s respective peer funds according to Morningstar classifications, and as compiled by Barrington Partners (the “Morningstar BP Cohort”), and each Fund’s respective composite of separate accounts that Tortoise manages utilizing similar investment strategies as that of the Fund. When reviewing each Fund’s performance against its respective Morningstar BP Cohort, the Trustees took into account that the investment objective and strategies of each Fund, as well as the Fund’s level of risk tolerance, may differ significantly from funds in its peer group. The Trustees further noted that the MLP & Pipeline Fund’s broad-based securities benchmark does not resemble the Fund’s investment strategies and portfolio holdings, each of which are focused on the energy sector.

●	Tortoise MLP & Pipeline Fund. The Trustees noted that the Fund’s performance outperformed the Morningstar BP Cohort over the three-year, five-year and ten-year periods ended September 30, 2021, but slightly underperformed the Morningstar BP Cohort over the one-year period ended September 30, 2021. The Trustees further noted the Fund had underperformed its benchmark S&P 500 Index across all periods. The Trustees observed that the Fund’s performance was consistent with the performance of a composite of similar accounts managed by Tortoise over all relevant time periods.

●	Tortoise MLP & Energy Income Fund. The Trustees noted that the Fund’s performance exceeded the Morningstar BP Cohort over the three-year, five-year and ten-year periods ended September 30, 2021, but trailed the Morningstar BP Cohort for the one-year period ended September 30, 2021. The Trustees further noted that the Fund had outperformed its benchmark index for the one-year, three-year, five-year ten-year and since inception periods ended December 31, 2020, but underperformed the benchmark index for the year-to-date period ended September 30, 2021. The Trustees observed that the Fund’s performance was consistent with the performance of a composite of similar accounts managed by Tortoise over all relevant time periods.

●	Ecofin Global Renewable Infrastructure Fund. The Trustees noted that the Fund’s performance trailed the Morningstar BP Cohort for the one-year period ended September 30, 2021. The Trustees further noted that the Fund had outperformed its benchmark index for the one-year, three-year, five-year and since inception periods ended December 31, 2020, but underperformed the benchmark index for the year-to-date period ended September 30, 2021. The Trustees observed that the Fund’s performance was consistent with the performance of a composite of similar accounts managed by Tortoise over all relevant time periods. The Board noted that the Fund’s performance for periods prior to August 7, 2020 was that of a predecessor private fund that was reorganized into to the Fund.

Cost of Advisory Services and Profitability. The Trustees considered the annual advisory fees that each Fund pays to Tortoise under the Investment Advisory Agreement, as well as Tortoise’s profitability from services that Tortoise and its affiliates rendered to each Fund during the 12-month period ended September 30, 2021. In that regard, the Trustees considered the effect of an expense limitation agreement on Tortoise’s compensation and that Tortoise has contractually agreed to reimburse each Fund for operating expenses, if necessary, as specified in the Funds’ prospectus. In that regard, the Trustees noted that for the Ecofin Global Renewable Infrastructure Fund, Tortoise had waived a portion of its advisory fee during the 12-month period ended September 30, 2021. The Trustees also considered that while the management fees that Tortoise charges to separately managed accounts and various other registered and un-registered investment vehicles, each with similar investment strategies to those of the Funds, may be higher, lower, or approximately equal to the advisory fee for the Funds (depending upon the type of account or vehicle, size of the account, relationship and/or nature and level of services provided, among other factors), Tortoise has additional responsibilities with respect to the Funds in comparison to accounts and vehicles for which Tortoise receives a smaller fee. The Trustees

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Investment Advisory Agreement (unaudited) (continued)

considered that these additional responsibilities include additional compliance obligations and the preparation of Board and shareholder materials, each of which justify the Funds’ higher fee. The Trustees concluded that Tortoise’s service relationship with the Tortoise MLP & Pipeline Fund and Tortoise MLP & Energy Income Fund provide a reasonable profit and that its service relationship with the Ecofin Global Renewable Infrastructure Fund has not been profitable.

The Trustees also considered the annual sub-advisory fee that Tortoise pays to Ecofin under the Sub-Advisory Agreement. The Trustees noted that because the sub-advisory fees are paid by Tortoise, the overall advisory fee paid by the Ecofin Global Renewable Infrastructure Fund is not directly affected by the sub-advisory fees paid to Ecofin. Consequently, the Trustees did not consider the costs of services provided by Ecofin or the profitability of its relationship with the Ecofin Global Renewable Infrastructure Fund to be material factors for consideration given that Ecofin is not affiliated with Tortoise and, therefore, the sub-advisory fees were negotiated on an arm’s length basis.

Comparative Fee and Expense Data. The Trustees considered a comparative analysis of contractual expenses borne by each Fund and those of funds in the same Morningstar BP Cohort. The Trustees noted:

●	Tortoise MLP & Pipeline Fund. The Fund’s management fee was lower than the Morningstar BP Cohort average management fee. After the Fund’s expense reimbursements, the total expenses of the Fund’s Institutional Class were lower than, the average total expenses of funds comprising the Morningstar BP Cohort.

●	Tortoise MLP & Energy Income Fund. The Fund’s management fee was lower than the Morningstar BP Cohort average management fee. The total expense ratio for the Fund’s Institutional Class was also below the Morningstar BP Cohort average.

●	Ecofin Global Renewable Infrastructure Fund. The Fund’s management fee was below the Morningstar BP Cohort average management fee. After the Fund’s expense reimbursements, the total expenses of the Fund were above the Morningstar BP Cohort average.

While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Tortoise’s advisory fee with respect to each Fund continues to be reasonable and that the portion of Tortoise’s advisory fee for the Ecofin Global Renewable Infrastructure Fund that it allocates to Ecofin continues to be reasonable.

Economies of Scale. The Trustees considered whether the Funds may benefit from any economies of scale, noting that the investment advisory fees for the Funds do not contain breakpoints. The Trustees considered that because of Tortoise’s contractual obligations to reimburse each Fund for operating expenses above a specified cap, as described in each Fund’s prospectus, Tortoise continues to reimburse expenses for the Ecofin Global Renewable Infrastructure Fund. The Trustees also considered that the investment advisory fee for the Tortoise MLP & Pipeline Fund was significantly below the Morningstar BP Cohort average management fee. The Trustees determined the current level of assets in the Tortoise MLP & Pipeline Fund, and the Fund’s asset levels over the past twelve months, do not indicate a decrease in the level of advisory services that Tortoise will be required to provide to the Fund. With respect to the remaining Funds, the Trustees noted at current asset levels, it was not necessary to consider the implementation of fee breakpoints at the present time. The Trustees further noted they would revisit the issue of breakpoints in the future for each of the Funds as circumstances change and asset levels increase.

Other Benefits. The Trustees considered the direct and indirect benefits that could be realized by the Adviser and its affiliates from its relationship with each Fund. The Trustees also considered the direct and indirect benefits that could be realized by the Sub-Adviser from its relationship with the Ecofin Global Renewable Infrastructure Fund. The Trustees noted Tortoise and Ecofin do not utilize soft dollar arrangements with respect to portfolio transactions and that Tortoise and Ecofin do not use affiliated brokers to execute any Fund’s portfolio transactions. While the Trustees noted Rule 12b-1 fees may be paid for shareholder and distribution services performed on behalf of the Funds, the Trustees also observed that the distribution expenses that Tortoise incurred significantly exceed any Rule 12b-1 payments from the Fund. The Trustees considered that Tortoise or Ecofin may receive some form of reputational benefit from services rendered to the Funds, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Tortoise and Ecofin do not receive additional material benefits from its relationship with the Funds.

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Investment Advisory Agreement (unaudited) (continued)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT – Tortoise Capital Advisors, L.L.C.

APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT — Ecofin Advisors Limited

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on January 11, 2022, the Trust’s Board of Trustees (“Board”), each of whom were present in person, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the Investment Advisory Agreement between the Trust and Tortoise Capital Advisors, L.L.C. (“Tortoise” or “Adviser”) regarding the Ecofin Sustainable Water Fund (the “Fund”) (the “Advisory Agreement”) and the Investment Sub-Advisory Agreement between Tortoise and Ecofin Advisors Limited (“Ecofin” or “Sub-Adviser”) regarding the Fund (the “Sub-Advisory Agreement”), each for an initial two-year term.

Prior to the meeting and at the meeting, the Trustees received and considered information from Tortoise, Ecofin, and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the approval of the Advisory Agreement and the Sub-Advisory Agreement (“Support Materials”). The Independent Trustees then reviewed the Support Materials with regard to Tortoise, Ecofin and the Fund. They discussed initial SEC filings for the Fund. They reviewed and considered Tortoise and Ecofin’s responses to the due diligence questionnaire regarding the Fund’s investment strategy, services that Tortoise and Ecofin propose to provide to the Fund, proposed Fund management fees and the profitability that Tortoise expects to realize from its management of the Fund, any additional benefits that Tortoise or Ecofin expect to realize from their management of the Fund, and other matters that the Trustees deemed relevant. The Trustees also reviewed Tortoise’s and Ecofin’s financial statements and considered the financial condition of the firms. They also reviewed analyses which were prepared by the administrator of the Fund’s proposed and projected expenses relative to other funds in the same Morningstar category. Before voting to approve the Advisory Agreement and Sub-Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the approval of the Advisory Agreement and Sub-Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to approve the Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to the Fund: (1) the nature, extent, and quality of the services to be provided by TCA with respect to the Fund; (2) the cost of the services to be provided and the profits to be realized by TCA, and the revenue received, from services rendered to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as the Fund grows, and whether the proposed advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (5) other benefits to TCA or Ecofin resulting from services rendered to the Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that TCA and Ecofin will provide under the Advisory Agreement with respect to the Fund, noting that such services include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objectives and investment policies; (2) determining the portfolio securities to be purchased, sold, or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions effected by TCA or Ecofin on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund. The Trustees noted that TCA and Ecofin are well capitalized. The Trustees also considered TCA’s and Ecofin’s assets under management. The Trustees considered the experience of the proposed portfolio managers from TCA and Ecofin in having managed a private fund with substantially identical strategies as the Fund. The Trustees concluded that they were satisfied with the nature, extent, and quality of services that TCA and Ecofin propose to provide to the Fund under the Advisory Agreement.

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Investment Advisory Agreement (unaudited) (continued)

Cost of Advisory Services and Profitability. The Trustees considered the proposed management fee that the Fund will pay to TCA under the Advisory Agreement in the amount of 0.80% of the Fund’s average annual daily net assets. They also considered TCA’s profitability analysis (12-month pro-forma) for services that TCA and Ecofin will render to the Fund. In that regard, the Trustees noted that TCA expects to waive a portion of its management fees during the first 12 months of the Fund’s operations under the proposed operating expenses limitation agreement.

Comparative Fee and Expense Data. The Trustees considered an analysis that the Trust’s administrator had prepared, comparing the contractual expenses that the Fund will bear to those of funds in the same Morningstar category. The Trustees noted that the Fund’s proposed management fee of 0.80% is above the peer group median and average. The Trustees also noted that the projected total contractual expenses are below the peer group median and average. The Trustees additionally noted that, when compared to similarly sized funds, the Fund’s projected total contractual expenses are slightly below the peer group median and average.

While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that TCA’s proposed advisory fees were reasonable.

Economies of Scale. The Trustees considered whether the Fund would benefit from any economies of scale, noting that the proposed investment advisory fee for the Funds do not contain breakpoints. The Trustees took into account the fact that TCA had agreed to consider breakpoints in the future in response to asset growth in the Fund. The Trustees concluded that it is not necessary to consider the implementation of fee breakpoints at this time, but committed to revisit this issue in the future as circumstances change and asset levels increase.

Other Benefits. The Trustees considered the direct and indirect benefits that could be realized by TCA and Ecofin from its relationships with the Fund. The Trustees noted that TCA will not use affiliated brokers to execute the Fund’s portfolio transactions. The Trustees considered that TCA may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that TCA does not receive additional material benefits from its relationship with the Fund.

Based upon TCA’s presentation at the Board meeting and information from TCA, Ecofin and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the proposed Advisory Agreement, the Board concluded that the overall arrangements between the Trust, TCA and Ecofin as set forth in the Advisory Agreement and Sub-Advisory Agreement are fair and reasonable in light of the services that TCA and Ecofin will perform, the investment advisory fees that each will receive for such services, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

TortoiseEcofin	65

Discussion of Liquidity Risk Management Program (unaudited)

Statement Regarding the Fund’s Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, Managed Portfolio Series (the “Trust”), on behalf of the Tortoise MLP & Pipeline Fund, Ecofin Global Renewables Infrastructure Fund, Tortoise MLP & Energy Income Fund, Ecofin Global Energy Transition Fund (each a “Fund” and together, the “Funds”) and Ecofin Sustainable Water Fund, has adopted and implemented a written liquidity risk management program (the “Program”) that includes policies and procedures reasonably designed to comply with the requirements of Rule 22e-4, including: (i) assessment, management and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) establishment of a highly liquid investment minimum (“HLIM”), as applicable; (iv) limitation on illiquid investments; and (v) redemptions in-kind. The Trust’s Board of Trustees (the “Board”) has approved the designation of Tortoise Capital Advisors, L.L.C. (“Tortoise”) as the administrator of the Program (the “Program Administrator”). Personnel of Tortoise conduct the day-to-day operation of the Program pursuant to policies and procedures administered by the Tortoise Liquidity Risk Management Committee.

In accordance with Rule 22e-4, the Board reviewed a report prepared by the Program Administrator (the “Report”) regarding the operation of the Program and its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021 (the “Reporting Period”). No significant liquidity events impacting the Funds during the Reporting Period were noted in the Report. The Report noted two changes to the program during the Reporting Period: (1) the Ecofin Global Energy Transition Fund was added to the Trust and became subject to the Program in October 2021, and (2) the Tortoise MLP & Energy Infrastructure Fund was merged into the Tortoise MLP & Energy Income Fund in June 2021. The Report did not cover the Ecofin Sustainable Water Fund as it had not yet commenced operations during the Reporting Period.

Under the Program, Tortoise manages and periodically reviews each Fund’s liquidity risk, including consideration of applicable factors specified in Rule 22e-4 and the Program. Liquidity risk is defined as the risk that a Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. In general, this risk was managed during the Reporting Period by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of each Fund’s illiquid investments, and utilizing various risk management tools and facilities available to each Fund for meeting shareholder redemptions, among other means. In the Report, Tortoise provided its assessment that, based on the information considered in its review, the Program remains reasonably designed to manage each Fund’s liquidity risk and each Fund’s investment strategy remains appropriate for an open-end fund.

Pursuant to the Program, the Tortoise Liquidity Risk Management Committee oversaw the classification of each Fund’s portfolio investments as highly liquid, moderately liquid, less liquid or illiquid during the Reporting Period, including in connection with recording investment classifications on Form N-PORT. Tortoise’s process of determining the degree of liquidity of each Fund’s investments is supported by one or more third-party liquidity assessment vendors.

Each Fund qualified as a “primarily highly liquid fund” as defined in the Program during the Reporting Period. Accordingly, each Fund was not required to establish a HLIM or comply with the related Program provisions during the Reporting Period.

During the Reporting Period, each Fund’s investments were monitored for compliance with the 15% limitation on illiquid investments pursuant to the Program and in accordance with Rule 22e-4.

While there were no redemptions in-kind during the Reporting Period, the Report noted that such transactions would be in compliance with the Trust’s Redemption in Kind Policy. The Report concluded: (i) the Program was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk during the Reporting Period; and (ii) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund during the Reporting Period.

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Additional Information (unaudited)

Availability of Fund Portfolio Information

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330. The Funds’ Part F of Form N-PORT may also be obtained by calling toll-free 1-855-TCA-Fund or 1-855-822-3863.

Availability of Proxy Voting Information

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863, or (2) on the SEC’s website at www.sec.gov.

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Additional Information (unaudited) (continued)

PRIVACY NOTICE

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

68	TortoiseEcofin

Contacts

Board of Trustees
David Massart
Leonard Rush, CPA
David Swanson
Robert Kern

Investment Adviser
Tortoise Capital Advisors, L.L.C.
6363 College Boulevard, Suite 100A
Overland Park, KS 66211

Independent Registered Public
Accounting Firm
Ernst & Young, LLP
700 Nicollet Mall, Suite 500
Minneapolis, MN 55402

Transfer Agent, Fund Accountant
And Fund Administrator
U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
111 E. Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

Fund Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103-7096

855-TCA-FUND
(855-822-3863)

This report must be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

6363 College Boulevard
Overland Park, KS 66211

www.TortoiseEcofin.com

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed as issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholder may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date	August 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date	August 4, 2022

By (Signature and Title)	/s/ Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date	August 4, 2022